                                                                    Exhibit 10.1

                                   L E A S E


  THIS INSTRUMENT IS A LEASE, dated as of January 30, 1998, in which the Landlord and the Tenant are the parties hereinafter named, and which relates to space in the building (the "Building") located at 400-2 Totten Pond Road, Waltham, Massachusetts. The parties to this instrument hereby agree with each other as follows:


                                   ARTICLE 1
                                   ---------

                            BASIC LEASE PROVISIONS
                            ----------------------


1.1   INTRODUCTION.  The following set forth basic data and, where appropriate,
      ------------
      constitute definitions of the terms hereinafter listed.

1.2   BASIC DATA.
      ----------

      Landlord: 400/460 Totten Pond Road Limited Partnership, a Delaware limited partnership.

      Landlord's Original Address: c/o Leggat McCall Properties, L.P., 10 Post Office Square, Boston, MA 02109.

      Tenant: LYCOS, INC., a Delaware corporation.

      Tenant's Original Address: 500 Old Connecticut Path, Framingham, Massachusetts.

      Guarantor: None.

      Basic Rent: Subject to the provisions of Sections 3.1 and 4.1, (i) for the period commencing on the earliest Rent Commencement Date and expiring on the day immediately preceding the first anniversary of the Area B Rent Commencement Date of the entire Premises, as determined in accordance with Section 4.2, $1,852,039.35 ($24.15 per square foot of Premises Rentable Area) per annum, (ii) for the next twelve (12) months, $1,871,211.60 ($24.40 per square foot of Premises Rentable Area) per annum, (iii) for the next twelve (12) months, $1,890,383.85 ($24.65 per square foot of Premises Rentable Area) per annum, (iv) for the next twelve (12) months, $1,909,556.10 ($24.90 per square foot of Premises Rentable Area) per annum, and (v) for the remainder of the Initial Term, $1,928,728.35 ($25.15) per square foot of Premises Rentable Area) per annum, as all of the same may be adjusted and/or abated pursuant to Sections 3.2 and 12.1.

      Premises Rentable Area:  Agreed to be 76,689 square feet.

      Permitted Uses: Executive or professional offices, of the type generally found in first-class office buildings in the suburban Boston area, and customary ancillary uses, subject to the provisions of Section 5.1(a).

      Escalation Factor:  With respect to (i) Park Costs (as defined in Exhibit
OC), 27%, (ii) 400 Costs, 50%, and (iii) Building Costs, 100%.

      Initial Term: The period commencing on the Commencement Date and expiring at the close of the day immediately preceding the fifth anniversary of the Area B Rent Commencement Date, as determined in accordance with Section 4.2, except that if the Commencement Date shall be other than the first day of a calendar month, the expiration of the Initial Term shall be at the close of the day on the last day of the calendar month on which such anniversary shall fall, but in no event later than September 30, 2003.

      Security Deposit: Not to exceed $1,466,677.13, and subject to reduction in accordance with the provisions of Section 14.17. As of the date of execution hereof by Tenant, according to the formula set forth in Section 14.17 and base upon Tenant's current financial condition, the required security deposit is $325,928.25.

      Base Operating Expenses: The actual Operating Expenses (as that term is defined and determined in accordance with Section 9.1 and Exhibit OC) incurred for the calendar year ending December 31, 1998, exclusive of (i) any operating subsidies for the Cafeteria, and (ii) the cost of utilities provided to the Building and the surrounding areas of the Property.

      Base Taxes: The actual Taxes assessed with respect to the fiscal year ending June 30, 1999, as the same may be reduced by the amount of any abatement, determined in accordance with Section 8.1.

      Broker: Lynch, Murphy Walsh & Partners, Inc., and Leggat McCall Properties Management, L.P.


1.3   ADDITIONAL DEFINITIONS.
      ----------------------

      Agent: Leggat McCall Properties Management, L.P., 460 Totten Pond Road, Waltham, MA, Attn: Property Manager, or such other person or entity from time to time designated by Landlord.

      Business Days: All days except Saturday, Sunday, New Year's Day, Martin Luther King Day, President's Day, Patriots' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day, Christmas Day (and the following day when any such day occurs on Sunday).

      Commencement Date:  As determined in Section 4.1.

      Default of Tenant:  As defined in Section 13.1.

      Escalation Charges:  The amounts prescribed in Sections 8.1 and 9.2.

      Extended Term: As defined in Section 15.1.

      Fair Market Rental Value: As determined in accordance with Section 17.1.

      Force Majeure: Collectively and individually, strike or other labor trouble, fire or other casualty, governmental preemption of priorities or other controls in connection with a national or other public emergency or shortages of fuel, supplies or labor resulting therefrom, or any other cause, whether similar or dissimilar, beyond Landlord's reasonable control.

      Initial Public Liability Insurance: $3,000,000 per occurrence/$5,000,000 aggregate (combined single limit) for property damage, bodily injury or death.

      Landlord's Work: As defined in Section 4.1.

      Operating Expenses:  As determined in accordance with Section 9.1 and

Exhibit OC.
----------

      Operating Year:  As defined in Section 9.1.

      Premises: Subject to Sections 2.2 and 3.2, the entire ground, second, third and fourth floors of the Building.

      Property: The Building and the land parcel on which it is located (including adjacent sidewalks).

      Tax Year:  As defined in Section 8.1.

      Taxes:  As determined in accordance with Section 8.1.

      Tenant's Removable Property:  As defined in Section 5.2.

      Term of this Lease: The Initial Term and any extension thereof in accordance with the provisions hereof.

      TPR Properties: Properties owned by Landlord or an affiliate of Landlord and currently known as 400-1, 400-2 and 460 Totten Pond Road, Waltham, Massachusetts.


                                   ARTICLE 2
                                   ---------

                        PREMISES AND APPURTENANT RIGHTS
                        -------------------------------


2.1   LEASE OF PREMISES.  Landlord hereby demises and leases to Tenant for the
      -----------------
      Term of this Lease and upon the terms and conditions hereinafter set forth, and Tenant hereby accepts from Landlord, the Premises.

2.2   APPURTENANT RIGHTS AND RESERVATIONS.  (a)  Tenant shall have, as
      -----------------------------------
      appurtenant to the Premises, the non-exclusive right to use, and permit its invitees to use in common with others, public or common walkways necessary for access to the Building; but such rights shall always be subject to reasonable rules and regulations from time to time established by Landlord pursuant to Section 14.7 and to the right of Landlord to designate and change from time to time areas and facilities so to be used.

      (b) Excepted and excluded from the Premises are the structural elements of the Building, including without limitation the roof, exterior walls, foundations and exterior windows (except the inner surface thereof), and any space in the Premises used for shafts, stacks, pipes, conduits, fan rooms, ducts, electric or other utilities, sinks or other Building facilities, but the exterior entry doors (and related glass and finish work), interior partitions and doors, hung ceilings and lobby areas are a part thereof. Landlord shall have the right to place in the Premises (but in such manner as to minimize to the extent reasonably practicable interference with Tenant's use of the Premises) interior storm windows, utility lines, equipment, stacks, pipes, conduits, ducts and the like. Landlord shall notify Tenant in advance of the installation of any such utility lines, stacks, pipes, conduits, ducts and the like so as to minimize any adverse impact on Tenant's business operations. In addition, but subject to Tenant's reasonable security restrictions set forth in Exhibit TS, Landlord and its agents, employees and contractors shall have
      ----------
      the right to pass through that portion of the Premises located on the ground floor of the Building to gain access to the basement of the Building. In the event that Tenant shall install any hung ceilings or walls in the Premises, Tenant shall install and maintain, as Landlord may require, proper access panels therein to afford access to any facilities above the ceiling or within or behind the walls.

      (c) Tenant shall also have the right (subject to reasonable rules and regulations from time to time established by Landlord) to use, on an non-exclusive, unreserved basis, up to four parking spaces located on the Property for each 1,000 square feet of Premises Rentable Area. Landlord shall not be responsible for policing the parking areas or for restricting access thereto by parties other than tenants of Landlord's buildings. Such spaces shall be used for private passenger automobiles only, and not for delivery trucks or other like vehicles.

                                   ARTICLE 3
                                   ---------

                      BASIC RENT; LANDLORD'S USE OF SPACE
                      -----------------------------------

3.1   PAYMENT.  (a) Tenant agrees to pay to Landlord, or as directed by
      -------
      Landlord, commencing on the Commencement Date without offset, abatement (except as provided in Section 12.1), deduction or demand, the Basic Rent. Such Basic Rent shall be payable in equal monthly installments, in advance, on the first day of each and every calendar month during the Term of this Lease, to Landlord at P.O. Box 3737, Boston, MA 02241-3737, or at such other place as Landlord shall from time to time designate by notice, in lawful money of the United States. In the event that any installment of Basic Rent is not paid within five (5) Business Days of when due, Tenant shall pay, in an addition to any charges under Section 14.18, at Landlord's request an administrative fee equal to 5% of the overdue payment. Landlord and Tenant agree that all amounts due from Tenant under or in respect of this Lease, whether labeled Basic Rent, Escalation Charges, additional charges or otherwise, shall be considered as rental reserved under this Lease for all purposes, including without limitation regulations promulgated pursuant to the Bankruptcy Code, and including further without limitation Section 502(b) thereof.

      (b) Basic Rent for any partial month shall be pro-rated on a daily basis, and if the first day on which Tenant must pay Basic Rent shall be other than the first day of a calendar month, the first payment which Tenant shall make to Landlord shall be equal to a proportionate part of the monthly installment of Basic Rent for the partial month from the first day on which Tenant must pay Basic Rent to the last day of the month in which such day occurs, plus the installment of Basic Rent for the succeeding calendar month.


                                   ARTICLE 4
                                   ---------

                          COMMENCEMENT AND CONDITION
                          --------------------------


4.1   ACCESS AND COMMENCEMENT DATES. (a) Landlord and Tenant acknowledge that
      -----------------------------
      two different Areas (described in paragraph (c) below) of the Premises, Area A and Area B, are being delivered to, and accepted by, Tenant at different times. As provided in Section 5.2, Tenant may desire to perform Tenant's Work therein to make the Premises more acceptable for Tenant's occupancy. Tenant may have access to Area A immediately upon execution of this Lease. The date on which Tenant first occupies all or any portion of Area A shall be the Commencement Date. The expiration of the Initial Term shall be based on the Area B Rent Commencement Date, which Date cannot be established with certainty as of the date hereof (but such expiration shall in no event be later than September 30, 2003). Tenant shall not be required to pay Basic Rent or Escalation Charges on account of Area A prior to the "Area A Rent Commencement Date," as hereafter defined. However, Tenant shall pay amounts due on account of utilities furnished to Area A during any occupancy.

      (b) Tenant acknowledges that Area B is currently occupied by an existing tenant, Molten Metal Technologies, Inc. ("Molten"), which is scheduled to vacate Area B on or before June 15, 1998. If Molten vacates Area B and delivers possession thereof to Landlord before June 15, 1998, Landlord shall so advise Tenant and Tenant shall have access to Area B for the purpose of performing Tenant's Work therein. Tenant may elect to accept possession of different portions of Area B at different times, and Tenant shall not be required to pay Basic Rent or Escalation Charges with respect to Area B until the Area B Rent Commencement Date; however, Tenant shall pay amounts due on account of utilities furnished to Area B during any occupancy. If Molten does not vacate Area B before June 15, 1998, then Landlord shall so advise Tenant and Tenant's access to Area B shall be delayed until the day after the day on which Molten delivers possession of Area B to Landlord. In the event that for any reason Landlord is unable to deliver possession of Area B to Tenant on or before July 16, 1998, then for each day thereafter that Landlord is unable so to deliver possession to Tenant, Tenant shall be granted one (1) day's credit of Basic Rent allocable to Area B.

      (c) The Premises contain 76,689 square feet of Premises Rentable Area. It is contemplated that Tenant will be able to have access to the Premises according to the following schedule:


          PROPOSED ACCESS DATE         FLOOR       SQUARE FEET
          -------------------------------------------------------
          The date hereof              First           1,414
          ("Area A")                   Third          20,327
                                       Fourth         20,327

          June 16, 1998                First          15,417
          ("Area B")                   Second         19,204
                                                      ------
                                                      76,689

      Areas A and B are shown on Exhibit FP hereto. Although the Commencement
                                 ----------
      Date will occur on the date on which Tenant first occupies any Area of the Premises for any purpose (including without limitation the performance of Tenant's Work, as hereinafter provided), it is understood and agreed that, until the date on which Tenant occupies any portion of Area B, the definition of "Premises" will include only Area A. Tenant shall be required to pay Basic Rent, Escalation Charges and all other charges hereunder for Area A as of that day (the "Area A Rent Commencement Date") which is the first to occur of (i) the first day on which Tenant occupies any portion of Area A for the conduct of Tenant's business, and (ii) March 1, 1998. Tenant shall be required to pay Basic Rent, Escalation Charges and all other charges hereunder for Area B as of that day (the "Area B Rent Commencement Date") which is the first to occur of (i) the first day on which Tenant occupies any portion of Area B for the conduct of Tenant's business, and (ii) June 16, 1998 (or such later date on which Landlord shall first deliver possession of Area B to Tenant as hereinabove provided). If Landlord has not delivered possession of Area B to Tenant on or before June 15, 1998, the Area B Rent Commencement Date shall occur on June 16, 1998, regardless of whether Tenant shall have elected to accept possession of all or any portion thereof. If prior to June 16, 1998 Tenant occupies less than all of Area B for the conduct of Tenant's business, then the Basic Rent and Escalation Charges for Area B shall be prorated on the basis of square footage so occupied.

4.2   CONDITION OF PREMISES. The Premises are being leased in their condition AS
      ---------------------
      IS WITHOUT REPRESENTATION OR WARRANTY by Landlord (it being agreed that the foregoing shall not derogate from Landlord's repair obligations set forth in Section 7.1 hereof), provided that Landlord represents that as of the date hereof, the mechanical, electrical and plumbing systems located in and serving the Premises are in good working order and condition. Tenant acknowledges that it has inspected the Premises and has found the same satisfactory for their intended uses.

                                   ARTICLE 5
                                   ---------

                                USE OF PREMISES
                                ---------------


5.1   PERMITTED USE.  (a)  Tenant agrees that the Premises shall be used and
      -------------
      occupied by Tenant only for Permitted Uses specifically excluding, without limitation, use for medical, dental, governmental, utility company or employment agency offices.

      (b) Tenant agrees to conform to the following provisions during the Term of this Lease:

          (i) Tenant shall cause all freight to be delivered to or removed from the Premises in accordance with reasonable rules and regulations established by Landlord therefor;

          (ii) Tenant will not place on the exterior of the Premises (including both interior and exterior surfaces of doors and interior surfaces of windows) or on any part of the Building outside the Premises, any signs, symbol, advertisement or the like visible to public view outside of the Premises. Notwithstanding the foregoing, Landlord agrees that, so long as Tenant leases not less than fifty-one percent (51%) of Premises Rentable Area, Tenant shall have the right to place two (2) signs bearing Tenant's name and logo, on the exterior of the Building, provided that (i) Tenant shall comply with all applicable laws, regulations and ordinances and shall obtain at its expense any necessary permits or approvals, and (ii) Landlord shall have first approved detailed plans and specifications therefor, which shall show, at a minimum, the size and style of such sign, the materials to be used, and the method of affixation. Tenant shall remove such signs (and repair any damage arising from such signs) upon the request of Landlord at the expiration or earlier termination of this Lease, or if Tenant shall cease to lease more than fifty-one percent (51%) of Premises Rentable Area. In addition, Landlord agrees to maintain at its expense a monument sign at the driveway entrance to the business park of which the Building is a part, on which will be placed Tenant's name (as well as the names of other tenants, if Landlord so chooses) and the location of the Premises. Tenant's name signage on such monument sign will not be entitled to a priority of placement or visibility over those of other tenants;

          (iii) Tenant shall not perform any act or carry on any practice which may injure the Premises, or any other part of the Building, or cause any offensive odors or loud noise or constitute a nuisance or a menace to any other tenant or tenants or other persons;

          (iv) Tenant shall, in its use of the Premises, comply with the requirements of all applicable governmental laws, rules and regulations, including without limitation the Americans With Disabilities Act of 1990; and

          (v) Tenant (or its permitted sublessees or assignees) shall continuously throughout the Term of this Lease occupy the Premises for Permitted Uses.

      (b) Tenant acknowledges that the first floor of the Building contains a cafeteria as shown on Exhibit FP (the "Cafeteria"), which Tenant shall
                            ----------
      operate during the Term of this Lease. From and after the Area B Commencement Date, the Cafeteria shall be operated by Tenant for the sole use and enjoyment of Tenant and its employees and invitees, and Tenant shall contract with a reputable and experienced operator of similar establishments, first approved in writing by Landlord, provided that Tenant may from time to time elect to change operators, and further provided that any such replacement operator shall be subject to the approval of Landlord, which shall not be unreasonably withheld or delayed. Between the Area A Commencement Date and the Area B Commencement Date, Tenant may operate the Cafeteria, but shall allow employees of Molten to use the same in common with Tenant. Tenant acknowledges that the Cafeteria contains furniture and kitchen and operating equipment (described on

      Exhibit KE), which is and shall remain the property of Landlord. Tenant
      ----------
      shall during the Term of this Lease be responsible for maintaining all such furniture and equipment in good and serviceable condition and repair, including without limitation repairing (but not replacing) the same if and as necessary. Provided that Tenant has properly maintained and repaired such equipment, Landlord shall be responsible for replacing the same if and as necessary.

      (c) Tenant acknowledges that Area B also contains a fitness facility (the "Gym") as shown on Exhibit FP, which Tenant's employees may use during the
                         ----------
      Term of this Lease. From and after the Area B Commencement Date, the Gym shall be for the sole use and enjoyment of Tenant and its employees and invitees and the use and occupancy of the Gym by Tenant and its employees and invitees shall be at the sole risk of Tenant and/or such employees and invitees, and Landlord shall have no risk or obligation therefor. Except to the extent that the same arises from the negligent or wrongful act or omission of Landlord or its agents or contractors, Tenant expressly (i) releases Landlord, Landlord's mortgagee(s) from time to time, Landlord's Agent and their respective officers, directors, agents, employees and contractors, and each of them, of and from any and all damage, liability, responsibility, claims, counterclaims and causes of action arising directly or indirectly from or as a result of any bodily injury, property damage or death in connection with any use of the Gym; and (ii) agrees to indemnify and hold Landlord and each such released person(s) harmless from and against any loss, cost, damage or expense (including without limitation reasonable attorneys' fees) suffered by Landlord or any such released person(s) as a result of any use or occupancy of the Gym. As an ongoing condition to Landlord's permission to Tenant's use of the Gym, Tenant covenants with Landlord to maintain at all times a list of persons who are using, or who have requested permission to use, the Gym, and to keep on file for Landlord's inspection a duly executed and witnessed release and indemnification agreement from each such person, in the form attached hereto as Exhibit REL, or in such other form as Landlord may from
                         -----------
      time to time approve or require. Tenant acknowledges that the Gym contains furniture and exercise equipment (described on Exhibit GE), which is and
                                                     ----------
      shall remain the property of Landlord. Tenant shall during the Term of this Lease be responsible for maintaining all such furniture and equipment in good and serviceable condition and repair, including without limitation repairing (but not replacing) the same if and as necessary.

5.2   INSTALLATIONS AND ALTERATIONS BY TENANT.  (a)  Tenant shall make no
      ---------------------------------------
      alterations, additions (including, for the purposes hereof, wall-to-wall carpeting), or improvements in or to the Premises (including any improvements necessary for Tenant's initial occupancy of the Premises) without Landlord's prior written consent, which consent shall not be unreasonably withheld or delayed with respect to non-structural alterations, additions and improvements that do not affect the Building's electrical, plumbing or mechanical systems. Any such alterations, additions or improvements shall be in accordance with complete plans and specifications meeting the requirements set forth in the rules and regulations from time to time in effect and approved in advance by Landlord. Such work shall (i) be performed in a good and workmanlike manner and in compliance with all applicable laws, (ii) be made at Tenant's sole cost and expense and in such a manner as Landlord may from time to time reasonably designate, (iii) be made only in accordance with the rules and regulations from time to time in effect with respect thereto, and (iv) become part of the Premises and the property of Landlord. If any alterations or improvements shall involve the removal of fixtures, equipment or other property in the Premises which are not Tenant's Removable Property, such fixtures, equipment or property shall be promptly replaced by Tenant at its expense with new fixtures, equipment or property of like utility and of at least equal quality.

      (b) All articles of personal property and all business fixtures, machinery and equipment and furniture owned or installed by Tenant solely at its expense in the Premises ("Tenant's Removable Property") shall remain the property of Tenant and may be removed by Tenant at any time prior to the expiration of this Lease, provided that Tenant, at its expense, shall repair any damage to the Building caused by such removal.

      (c) Notice is hereby given that Landlord shall not be liable for any labor or materials furnished or to be furnished to Tenant upon credit, and that no mechanic's or other lien for any such labor or materials shall attach to or affect the reversion or other estate or interest of Landlord in and to the Premises. To the maximum extent permitted by law, before such time as any contractor commences to perform work on behalf of Tenant, such contractor (and any subcontractors) shall furnish a written statement acknowledging the provisions set forth in the prior clause. Whenever and as often as any mechanic's lien shall have been filed against the Property based upon any act or interest of Tenant or of anyone claiming through Tenant, Tenant shall forthwith take such action by bonding, deposit or payment as will remove or satisfy the lien.

      (d) Notwithstanding the foregoing, Landlord acknowledges that Tenant may desire to make certain alterations or improvements in the Premises from time to time to make the same more suitable for Tenant's occupancy ("Tenant's Work"). Such alterations or improvements may include tenant improvements to the Premises, and installation of fixtures (excluding furniture and equipment) in the Premises. All such Work shall be performed in a good and workmanlike manner, using first quality materials of recent manufacture, and shall be undertaken by Tenant in strict accordance with the applicable requirements of this Lease, and in accordance with applicable laws, codes, ordinances, permit or license conditions and regulations. As provided elsewhere in this Section 5.2, Tenant shall first prepare full plans and specifications reflecting such Tenant's Work, and shall submit the same to Landlord for review and approval prior to commencing any such Work. Landlord's approval thereof will not be unreasonably delayed or withheld. Each contractor retained by Tenant to perform Tenant's Work shall be subject to Landlord's prior review and approval, which will not be unreasonably delayed or withheld. With respect to any Tenant's Work that is completed in accordance with such requirements, Landlord shall make a contribution ("Landlord's Contribution") toward the actual cost thereof in an amount equal to the lesser of such actual cost or Four Dollars ($4.00) per square foot of Premises Rentable Area. Payments on account of Landlord's Contribution shall be made from time to time but not more frequently than monthly, against requisitions by Tenant, which shall specify in reasonable detail the work done and materials supplied, and shall be accompanied by receipted invoices showing the actual cost thereof, and lien waivers therefor. Any such requisition shall be presented to Landlord for payment. Landlord shall have no obligation to make any advance on account of Landlord's Contribution (i) to reimburse architectural, engineering or legal fees or expenses (or other so-called "soft" costs of construction), or (ii) if there exists any Default of Tenant or any event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a Default of Tenant, it being agreed that Landlord may apply any payment of Landlord's Contribution toward curing such Default, or
      (iii) for Tenant's Work completed after the fourth anniversary of the first Commencement Date (unless, prior to such fourth anniversary, Tenant shall have validly extended the Term of this Lease for the Extended Term).

      (e) In the course of any work being performed by Tenant (including without limitation the "field installation" of any Tenant's Removable Property), Tenant agrees to use labor compatible with that being employed by Landlord for work in or to the Building or other buildings owned by Landlord or its affiliates (which term, for purposes of this Lease, shall include, without limitation, entities which control or are under common control with Landlord, or which are controlled by Landlord or, if Landlord is a partnership, by any partner of Landlord) and not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building pursuant to arrangements made by Landlord.

                                   ARTICLE 6
                                   ---------

                           ASSIGNMENT AND SUBLETTING
                           -------------------------

6.1   PROHIBITION.  (a) Except as expressly permitted in this Article 6, Tenant
      -----------
      covenants and agrees that whether voluntarily, involuntarily, by operation of law or otherwise neither this Lease nor the term and estate hereby granted, nor any interest herein or therein, will be assigned, mortgaged, pledged, encumbered or otherwise transferred and that neither the Premises nor any part thereof will be encumbered in any manner by reason of any act or omission on the part of Tenant, or used or occupied or permitted to be used or occupied, by anyone other than Tenant, or for any use or purpose other than a Permitted Use, or be sublet (which term, without limitation, shall include granting of concessions, licenses and the like) in whole or in part, or be offered or advertised for assignment or subletting. Without limiting the foregoing, any agreement pursuant to which: (x) Tenant is relieved from the obligation to pay, or a third party agrees to pay on Tenant's behalf, all or any portion of Basic Rent, Escalation Charges or other charges due under this Lease; and/or (y) a third party undertakes or is granted the right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Premises, shall for all purposes hereof be deemed to be an assignment of this Lease and subject to the provisions of this Article 6. Unless Tenant shall be a corporation whose stock is publicly traded on the New York or American Stock Exchange, or on the NASDAQ system or another nationally recognized securities exchange that is regulated by the Securities and Exchange Commission, the provisions of this paragraph (a) shall apply to a transfer (by one or more transfers) of twenty percent (20%) or more of the stock or partnership interests or other evidences of ownership of Tenant as if such transfer were an assignment of this Lease.

      (b) The provisions of paragraph (a) shall not apply to either: transactions with an entity into or with which Tenant is merged or consolidated, or to which substantially all of Tenant's assets are transferred; or transactions with any entity which controls or is controlled by Tenant or is under common control with Tenant; provided that in either such event:

          (i) the successor to Tenant has a net worth computed in accordance with generally accepted accounting principles consistently applied at least equal to the greater of (1) the net worth of Tenant immediately prior to such merger, consolidation or transfer, or (2) the net worth of Tenant herein named on the date of this Lease,

          (ii) proof satisfactory to Landlord of such net worth shall have been delivered to Landlord at least 10 days prior to the effective date of any such transaction, and

          (iii) the assignee agrees directly with Landlord, by written instrument in form satisfactory to Landlord, to be bound by all the obligations of Tenant hereunder including, without limitation, the covenant against further assignment and subletting.

      (c) Any consent by Landlord to a particular subletting or occupancy shall not in any way diminish the prohibition stated in paragraph (a) of this
      Section 6.1 or the continuing liability of the original named Tenant. No assignment or subletting hereunder shall relieve Tenant from its obligations hereunder and Tenant shall remain fully and primarily liable therefor. No such assignment, subletting, or occupancy shall affect or be contrary to Permitted Uses. Any consent by Landlord to a particular assignment, subletting or occupancy shall be revocable, and any assignment, subletting or occupancy shall be void ab initio, if the same shall fail to require that such assignee, subtenant or occupant agree therein to be independently bound by and upon all of the covenants, agreements, terms, provisions and conditions set forth in this Lease on the part of Tenant to be kept and performed.

6.2   CONSENT TO SUBLEASE. Notwithstanding the prohibition set forth in Section
      --------------------
      6.1(a), in the event that Tenant shall desire to enter into any sublease of the Premises or any portion thereof, Tenant shall notify Landlord thereof, and (i) shall identify the proposed subtenant, (ii) shall state the proposed terms and conditions thereof, and (iii) shall identify the space proposed to be sublet. Provided that Landlord cannot or will not provide to such subtenant, within thirty (30) days after the proposed effective date of such sublease, reasonably comparable space in one of the TPR Properties on substantially comparable terms and conditions, then Landlord shall not withhold its consent to the subletting requested by Tenant, on the further conditions that:

          (i) The business of each proposed subtenant and its use of the Premises shall: (A) be consistent with the Permitted Uses; (B) in Landlord's good faith judgment, be in keeping with the standards of the Building and the surrounding office buildings; and (C) not violate any "exclusive use" right or other similar restriction theretofore granted to or in favor of any other tenant or occupant of any other building owned or operated by Landlord or any affiliate of Landlord.

          (ii) The proposed subtenant shall, in Landlord's reasonable judgment, be of good business character and reputation.

          (iii) Neither the proposed subtenant, nor any person who directly or indirectly, controls, is controlled by, or is under common control with, the proposed subtenant or any person who controls the proposed subtenant, shall be a government (or subdivision or agency thereof). In addition, neither the proposed subtenant, nor any person who directly or indirectly, controls, is controlled by, or is under common control with, the proposed subtenant or any person who controls the proposed subtenant, shall be an occupant of any TPR Property on the date such consent request is delivered, unless within ten (10) days after Landlord's receipt of Tenant's request for Landlord's consent, Landlord shall have notified Tenant that Landlord is unwilling or unable to accommodate such occupant's reasonable space requirements in another TPR Property;

          (iv) The form of the proposed sublease shall be reasonably satisfactory to Landlord and shall comply with the applicable provisions of this Article 6;

          (v) No proposed sublease shall cover less than 2,500 square feet of Premises Rentable Area or have a term of less than one (1) year; and

          (vi) not later than thirty (30) days prior to the proposed commencement of such sublease, Landlord shall have received information reasonably sufficient to determine compliance with the foregoing conditions.

          Moreover, notwithstanding such sublease, Tenant shall in all cases remain fully and primarily liable hereunder.

6.3   EXCESS PAYMENTS. In the event that Tenant shall enter into one or more
      ----------------
      subleases pursuant to Section 6.2, if the rent and other sums (including without limitation the fair value of any services provided by such subtenant for Tenant) on account of any such sublease exceed the Basic Rent and Escalation Charges allocable to that portion of the Premises subject to such sublease, plus actual out-of-pocket third party legal and brokerage expenses reasonably incurred and actually paid in connection with such sublease (such expenses to be pro-rated evenly over the term of such sublease, including any exercised options to extend or renew), Tenant shall pay to Landlord, as an additional charge, 50% of such excess, such amount to be paid monthly with payments by Tenant of Basic Rent hereunder.

6.4   TERMINATION. Notwithstanding any other provision of this Article VI to the
      ------------
      contrary, if and at each such time as Tenant shall intend to enter into any sublease, which sublease either (i) covers all or substantially all of the Premises, or (ii) covers less than all or substantially all of the Premises, but covers at least 2,500 square feet of Premises Rentable Area and has a term (including options to extend or renew) covering all or substantially all of the remainder of the Term of this Lease (excluding any extension options with respect to which Tenant shall not then have exercised its options), then Tenant shall give Landlord notice of such intent not earlier than sixty (60), and not later than thirty (30), days prior to the effective date of such proposed sublease, and Landlord may then elect to terminate this Lease (if less than all or substantially all of the Premises are covered by such sublease, then such termination shall affect only that portion of the Premises proposed to be covered by such sublease) by giving notice to Tenant of such election not later than thirty (30) days after receipt of Tenant's notice and, upon the giving of such notice by Landlord, this Lease shall terminate with respect to such portion thirty (30) days after the giving of such notice by Landlord with the same force and effect as if such date were the date originally set forth herein as the expiration date hereof. If Landlord shall elect to terminate this Lease with respect to any portion of the Premises as hereinabove provided, then from and after the effective date of such termination, the definitions of Basic Rent, Premises, Premises Rentable Area and Escalation Factor shall be adjusted to reflect that portion of the Premises that remains subject to this Lease after such termination.

6.5   MISCELLANEOUS. (a) Any sublease consented to by Landlord shall be
      --------------
      expressly subject and subordinate to all of the covenants, agreements, terms, provisions and conditions contained in this Lease. Any proposed sub-sublease or proposed assignment of a sublease shall be subject to the provisions of this Article. Tenant shall reimburse Landlord on demand, as an additional charge, for any out-of-pocket costs (including reasonable attorneys' fees and expenses, not to exceed $2,500) incurred by Landlord in connection with any actual or proposed assignment or sublease, whether or not consummated, including the costs of making investigations as to the acceptability of the proposed assignee or subtenant. Any sublease to which Landlord gives its consent shall not be valid or binding on Landlord unless and until Tenant and the sublessee execute a consent agreement in form and substance reasonably satisfactory to Landlord.

      (b) Notwithstanding any sublease, or any amendments or modifications subsequent thereto, Tenant will remain fully liable for the payment of Basic Rent, Escalation Charges and other charges and for the performance of all other obligations of Tenant contained in this Lease. Any act or omission of any subtenant, or of anyone claiming under or through any subtenant, that violates any of the obligations of this Lease shall be deemed a violation of this Lease by Tenant.

      (c) The consent by Landlord to any sublease shall not relieve Tenant or any person claiming through or under Tenant of the obligation to obtain the consent of Landlord, pursuant to the provisions of this Article, to any subsequent sublease.

      (d) With respect to each and every sublease authorized by Landlord under the provisions of this Article, it is further agreed that any such sublease shall provide that: (i) the term of the sublease must end no later than one day before the last day of the Term of this Lease; (ii) no sublease shall be valid, and no subtenant shall take possession of all or any part of the Premises until a fully executed counterpart of such sublease has been delivered to Landlord; (iii) each sublease shall provide that it is subject and subordinate to this Lease; (iv) Landlord may enforce the provisions of the sublease, including collection of rents; (v) in the event of termination of this Lease or reentry or repossession of the Premises by Landlord, Landlord may, at its option, take over all of the right, title and interest of Tenant, as sublessor, under such sublease, and such subtenant shall, at Landlord's option, attorn to Landlord but nevertheless Landlord shall not (A) be liable for any previous act or omission of Tenant under such sublease; (B) be subject to any defense or offset previously accrued in favor of the subtenant against Tenant; or (C) be bound by any previous modification of such sublease made without Landlord's written consent or by any previous prepayment of more than one month's rent.

6.6   ACCEPTANCE OF RENT. If this Lease is assigned, whether or not in violation
      -------------------
      of the provisions of this Lease, Landlord may collect rent and other charges from the assignee. If all or any part of the Premises are sublet, whether or not in violation of this Lease, Landlord may collect rent and other charges from the subtenant. In either event, Landlord may apply the net amount collected to payment of Basic Rent, Escalation Charges and other charges due in respect of this Lease, but no such assignment, subletting, or collection shall be deemed a waiver of any of the provisions of this Article, an acceptance of the assignee or subtenant as a lessee, or a release of Tenant from the performance by Tenant of Tenant's covenants and obligations under this Lease.


                                   ARTICLE 7
                                   ---------

            RESPONSIBILITY FOR REPAIRS AND CONDITION OF PREMISES;
            ------------------------------------------------------
                     SERVICES TO BE FURNISHED BY LANDLORD
                     ------------------------------------

7.1   LANDLORD REPAIRS.  (a)  Except as otherwise provided in this Lease,
      ----------------
      Landlord agrees to keep in good order, condition and repair the roof, exterior walls (including exterior glass) and structure of the Building (including all plumbing, mechanical and electrical systems, but specifically excluding any supplemental heating, ventilation or air conditioning equipment or systems installed by Tenant or at Tenant's request or as a result of Tenant's requirements in excess of building standard design criteria), all insofar as they affect the Premises, except that Landlord shall in no event be responsible to Tenant for the repair of glass in the Premises, the entry doors (or related glass and finish work) leading to the Premises, or any condition in the Premises or the Building caused by any act or neglect of Tenant, its agents, employees, invitees or contractors. Landlord shall not be responsible to make any improvements or repairs to the Building other than as expressly in this Section 7.1 provided, unless expressly provided otherwise in this Lease.

      (b) Landlord shall never be liable for any failure to make repairs which Landlord has undertaken to make under the provisions of this Section 7.1 or elsewhere in this Lease, unless Tenant has given notice to Landlord of the need to make such repairs, and Landlord has failed to commence to make such repairs within a reasonable time after receipt of such notice, or Landlord thereafter fails to proceed with reasonable diligence to complete such repairs.

      (c) If Landlord shall be required to make any repairs or alterations to the Premises to comply with any laws and requirements of public authorities hereafter in effect, or with any directions, rules or regulations of governmental agencies having or purporting to have jurisdiction, and if the cost to Landlord of making such repairs or alterations, together with the cost of other such repairs or alterations theretofore required, would exceed an amount equal to twelve months' Basic Rent in the aggregate, Landlord may (but shall not be required to) elect to terminate this Lease by giving Tenant notice of its desire to do so, which notice shall set forth a date not less than thirty days from the giving of such notice on which this Lease shall terminate with the same force and effect as if such date were the date originally set forth herein as the expiration hereof. Tenant may, however, void Landlord's election to so terminate this Lease by giving Landlord notice, within fifteen days after the date of Landlord's notice to Tenant, to the effect that Tenant shall, at Tenant's expense, promptly and diligently cause all such repairs or alterations to be performed in the Premises, and Tenant shall hold Landlord harmless from and against any and all costs, expenses, penalties and/or liabilities (including without limitation reasonable legal fees and costs) in connection therewith.

7.2   TENANT'S AGREEMENT.  (a) Tenant will keep neat and clean and maintain in
      ------------------
      good order, condition and repair the Premises and every part thereof, excepting only those repairs for which Landlord is responsible under the terms of this Lease, reasonable wear and tear of the Premises, and damage by fire or other casualty or as a consequence of the exercise of the power of eminent domain; and shall surrender the Premises, at the end of the Term, in such condition. Tenant acknowledges that Tenant has requested that Landlord not provide daily cleaning services, on the condition that Tenant will do so at its own cost and expense. Tenant shall, on or before the date hereof, enter into and maintain in full force and effect throughout the Term of this Lease, one or more cleaning contracts with Prospect Cleaning Company or another reputable contractor(s) first approved by Landlord, which approval will not be unreasonably withheld or delayed. Tenant shall pay all sums from time to time due in respect of such contract(s), and shall provide copies thereof to Landlord on request. All trash and refuse removed from the Premises shall be placed, treated and disposed of in accordance with Landlord's rules and regulations from time to time in effect. Without limitation of any of the foregoing, Tenant shall continually during the Term of this Lease maintain the Premises in accordance with all laws, codes and ordinances from time to time in effect and all directions, rules and regulations of the proper officers of governmental agencies having jurisdiction, and the standards recommended by the Boston Board of Fire Underwriters, and shall, at Tenant's expense, obtain all permits, licenses and the like required by applicable law for the conduct of Tenant's particular business (it being understood that Tenant shall not be required to make any changes or improvements to the Premises in order to comply with requirements applicable to office buildings generally in the area in which the Property is located). To the extent that the Premises constitute a "Place of Public Accommodation" within the meaning of the Americans With Disabilities Act of 1990, Tenant shall be responsible, subject to the requirements of Section 5.2, for making the Premises comply with such Act. Notwithstanding the foregoing or the provisions of Article 12, but subject to the provisions of Section 14.20, to the maximum extent this provision may be enforceable according to law, Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to the Building caused by any act or neglect of Tenant, or its contractors or invitees (including any damage by fire or other casualty arising therefrom) and, if the premium or rates payable with respect to any policy or policies of insurance purchased by Landlord or Agent with respect to the Property increases as a result of payment by the insurer of any claim arising from the any act or neglect of Tenant, or its contractors or invitees, Tenant shall be pay such increase, from time to time, within fifteen (15) days after demand therefor by Landlord, as an additional charge.

      (b) If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch, after such demand (except in the case of an emergency, in which event Landlord may make such repairs immediately), Landlord may (but shall not be required to do so) make or cause such repairs to be made (the provisions of Section 14.18 being applicable to the costs thereof), and shall not be responsible to Tenant for any loss or damage whatsoever that may accrue to Tenant's business or possessions by reason thereof.

7.3   FLOOR LOAD - HEAVY MACHINERY. (a)  Tenant shall not place a load upon any
      ----------------------------
      floor in the Premises exceeding the floor load per square foot of area which such floor was designed to carry and which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines and mechanical equipment, including safes, which shall be placed so as to distribute the weight. Business machines and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent, which consent may include a requirement to provide insurance, naming Landlord as an insured, in such amounts as Landlord may deem reasonable.

      (b) If any such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do such work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant, and Tenant will exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving.

7.4   BUILDING SERVICES.  (a) Landlord shall furnish, 24 hours per day, 7 days
      -----------------
      per week, heating and cooling as normal seasonal changes may require to provide reasonably comfortable space temperature and ventilation for occupants of the Premises under normal business operation at an occupancy of not more than one person per 150 square feet of Premises Rentable Area and an electrical load not exceeding 3.0 watts per square foot of Premises Rentable Area. In the event Tenant introduces into the Premises personnel or equipment which overloads the capacity of the Building system or in any other way interferes with the system's ability to perform adequately its proper functions, supplementary systems may, if and as needed, at Landlord's option (but after consultation with Tenant), be provided by Landlord, at Tenant's expense.

      (b) Landlord shall also provide:

          (i) Passenger elevator service from the existing passenger elevator system.

          (ii) Domestic water service (at temperatures supplied by the city in which the Property is located) for drinking, lavatory and toilet purposes, and connection to the municipal sewer system.

          (iii) Snow and ice removal to the walks, driveways and parking areas which Tenant is entitled to use under this Lease, and landscaping of the surrounding grounds.

          (iv) Free access to the Premises at all times, subject to security precautions from time to time in effect, and subject always to restrictions based on emergency conditions.

      (c) Landlord shall have no obligation whatsoever to provide any security for the Premises or the Property. If and to the extent that Tenant desires to provide security for the Premises or for Tenant's employees and invitees or their property, Tenant shall be responsible for so doing. Tenant agrees that, as between Landlord and Tenant, it is Tenant's responsibility to advise its agents, employees, contractors and invitees as to the foregoing and as to necessary and appropriate safety precautions. Without in any way limiting the operation of Article 10 hereof, Tenant, for itself and its agents, employees, contractors and invitees, hereby expressly waives any claim, action, cause of action or other right which may accrue or arise against Landlord as a result of any damage or injury to the person or property of Tenant or any such agent, invitee, contractor or employee, except to the extent that the same arises from the negligent act or omission of Landlord or its agents, employees or contractors, and will indemnify and hold Landlord harmless from and against any loss, cost, damage or expense suffered by Landlord as a result of any such claim, action, cause of action or other right.

7.5   UTILITIES.  Tenant acknowledges that Basic Rent does not include the cost
      ---------
      of providing any utilities to the Premises and the Property (including without limitation the cost of providing parking lot and other exterior lighting and the cost of water for landscaping irrigation on the Property). Tenant shall pay for all utilities provided separately to the Premises and, in addition, Tenant shall pay one-half (?) of the cost of providing parking lot and other exterior lighting and the cost of water for landscaping irrigation on the Property and the adjacent property on which 400-1 Totten Pond Road is located. Landlord shall arrange for Tenant's reasonable and customary requirements for utilities, including, but not limited to, gas, water, electricity, sewer charges, and the like, including all utilities necessary for heating and air-conditioning the Building and the Premises, and Tenant shall reimburse Landlord for the costs and expenses incurred in connection therewith, as an additional charge, within thirty (30) days after receipt of Landlord's invoice therefor. Landlord shall have no liability for interruption or unavailability of any utility or service. Tenant shall purchase and install, at its expense, all lamps, tubes, bulbs, starters and ballasts for the Premises, and shall operate the utility systems for only their intended uses, consistent with accepted building operating standards.


                                   ARTICLE 8
                                   ---------

                               REAL ESTATE TAXES
                               -----------------


8.1   PAYMENTS ON ACCOUNT OF REAL ESTATE TAXES.  (a)  For the purposes of this
      ----------------------------------------
      Article, the term "Tax Year" shall mean the twelve-month period commencing on the July 1 immediately preceding the Commencement Date and each twelve-month period thereafter commencing during the Term of this Lease; and the term "Taxes" shall mean an amount equal to fifty percent (50%) of real estate taxes assessed with respect to the Property and 400-1 Totten Pond Road for any Tax Year commencing with the Tax Year ending on June 30, 1999. If the Property shall hereafter be assessed as a taxable parcel separate and apart from 400-1 Totten Pond Road, then 100% thereof shall be included in the definition of "Taxes."

      (b) In the event that for any reason, Taxes during any Tax Year commencing on or after July 1, 1999 shall exceed Base Taxes, Tenant shall pay to Landlord, as an Escalation Charge, an amount equal to (i) the excess of Taxes over Base Taxes for such Tax Year, multiplied by (ii) the Escalation Factor, such amount to be apportioned for any portion of a Tax Year in which the Commencement Date falls or the Term of this Lease ends.

      (c) Estimated payments by Tenant on account of Taxes shall be made, commencing July 1, 1999, on the first day of each and every calendar month during the Term of this Lease, in the fashion herein provided for the payment of Basic Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the time real estate tax payments are due with a sum equal to Tenant's required payments, as estimated by Landlord from time to time, on account of Taxes for the then current Tax Year. Promptly after receipt by Landlord of bills for such Taxes, Landlord shall advise Tenant of the amount thereof and the computation of Tenant's payment on account thereof. If estimated payments theretofore made by Tenant for the Tax Year covered by such bills exceed the required payments on account thereof for such Year, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant on account of Basic Rent (or refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but if the required payments on account thereof for such Year are greater than estimated payments theretofore made on account thereof for such Year, Tenant shall make payment to Landlord within 30 days after being so advised by Landlord.

8.2   ABATEMENT.  If Landlord shall receive any tax refund or reimbursement of
      ---------
      Taxes or sum in lieu thereof with respect to any Tax Year, then out of any balance remaining thereof after deducting Landlord's expenses reasonably incurred in obtaining such refund, Landlord shall pay to Tenant, provided there does not then exist a Default of Tenant of the sort described in
      Section 13.1(a)(i), an amount equal to such refund or reimbursement or sum in lieu thereof (together with Tenant's share of any interest actually received by Landlord in connection with such abatement) multiplied by the Escalation Factor; provided, that in no event, shall Tenant be entitled to receive more than the payments made by Tenant on account of Taxes for such Tax Year pursuant to paragraph (b) of Section 8.1 or to receive any payments or abatement of Basic Rent if Taxes for any year are less than Base Taxes or Base Taxes are abated.

8.3   ALTERNATE TAXES.  (a)  If some method or type of taxation shall replace
      ---------------
      the current method of assessment of real estate taxes in whole or part, or the type thereof, or if additional types of taxes are imposed upon the Property or Landlord, Tenant agrees that such taxes or other charges shall be deemed to be, and shall be, Taxes hereunder and Tenant shall pay an equitable share of the same as an additional charge computed in a fashion consistent with the method of computation herein provided, to the end that Tenant's share thereof shall be, to the maximum extent practicable, comparable to that which Tenant would bear under the foregoing provisions.

      (b) If a tax (other than a Federal or State net income tax) is assessed on account of the rents or other charges payable by Tenant to Landlord under this Lease, Tenant agrees to pay the same as an additional charge within ten (10) days after billing therefor, unless applicable law prohibits the payment of such tax by Tenant.


                                   ARTICLE 9
                                   ---------

                        OPERATING AND UTILITY EXPENSES
                        ------------------------------


9.1   DEFINITIONS.  For the purposes of this Article, the following terms shall
      -----------
      have the following respective meanings:

      Operating Year: Each calendar year in which any part of the Term of this Lease shall fall.

      Operating Expenses: aggregate costs or expenses reasonably incurred by Landlord with respect to the operation, administration, cleaning, repair, maintenance and management of the Premises and the Property, all as set forth in Exhibit OC annexed hereto: Tenant acknowledges that the Building
               ----------
      is a part of a larger office park comprising the TPR Properties, and that some costs of operating the TPR Properties are chargeable to the Building. If during any portion of any Operating Year for which Operating Expenses are being computed, less than all of the TPR Properties are occupied by tenants or if Landlord was not supplying all tenants with the services being supplied to Tenant hereunder, actual Operating Expenses incurred shall be reasonably extrapolated by Landlord on an item-by-item basis to the reasonable Operating Expenses that would have been incurred if the TPR Properties were fully occupied and such services were being supplied to all tenants, and such extrapolated Operating Expenses shall, for all purposes hereof, be deemed to be the Operating Expenses for such Operating Year.

9.2   TENANT'S PAYMENTS.  (a)  In the event that, for any Operating Year,
      -----------------
      Operating Expenses shall exceed Base Operating Expenses, Tenant shall pay to Landlord, as an Escalation Charge, an amount equal to (i) such excess Operating Expenses multiplied by (ii) the Escalation Factor, such amount to be apportioned for any portion of an Operating Year in which the Commencement Date falls or the Term of this Lease ends.

      (b) Estimated payments by Tenant on account of Operating Expenses shall be made, commencing January 1, 1999, on the first day of each and every calendar month during the Term of this Lease, in the fashion herein provided for the payment of Basic Rent. The monthly amount so to be paid to Landlord shall be sufficient to provide Landlord by the end of each Operating Year a sum equal to Tenant's required payments, as estimated by Landlord from time to time during each Operating Year, on account of Operating Expenses for such Operating Year. After the end of each Operating Year, Landlord shall submit to Tenant a reasonably detailed accounting of Operating Expenses for such Year, and Landlord shall certify to the accuracy thereof. If estimated payments theretofore made for such Year by Tenant exceed Tenant's required payment on account thereof for such Year, according to such statement, Landlord shall credit the amount of overpayment against subsequent obligations of Tenant with respect to Basic Rent (or refund such overpayment if the Term of this Lease has ended and Tenant has no further obligation to Landlord); but, if the required payments on account thereof for such Year are greater than the estimated payments (if any) theretofore made on account thereof for such Year, Tenant shall make payment to Landlord within 30 days after being so advised by Landlord. Landlord shall have the same rights and remedies for the nonpayment by Tenant of any payments due on account of Operating Expenses as Landlord has hereunder for the failure of Tenant to pay Basic Rent.


                                  ARTICLE 10
                                  ----------

                   INDEMNITY AND PUBLIC LIABILITY INSURANCE
                   ----------------------------------------

10.1  INDEMNITY.  (a) Except to the extent that such claims arise from the
      ---------
      negligent or wrongful acts or omissions of Landlord or Landlord's agents or employees, and without in any way limiting the provisions of Sections 5.1(c) and 7.4(c), Tenant agrees to indemnify and save harmless Landlord from and against all claims, loss, cost, damage or expense of whatever nature arising: (i) from any accident, injury or damage whatsoever to any person, or to the property of any person, occurring in or about the Premises; (ii) from any accident, injury or damage occurring outside of the Premises but on the Property where such accident, damage or injury results or is claimed to have resulted from an act or omission on the part of Tenant or Tenant's agents or employees or independent contractors; or
      (iii) in connection with the conduct or management of the Premises or of any business therein, or any thing or work whatsoever done, or any condition created (other than by Landlord or its agents or employees) in or about the Premises; and, in any case, occurring after the date of this Lease until the end of the Term of this Lease and thereafter so long as Tenant is in occupancy of any part of the Premises. This indemnity and hold harmless agreement shall include indemnity against all losses, costs, damages, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof, including, without limitation, reasonable attorneys' fees and costs at both the trial and appellate levels.

      (b) Landlord agrees to indemnify and save harmless Tenant from and against all claims, loss, cost, damage or expense of whatever nature arising from any accident, injury or damage, to the extent that such accident, damage or injury results from an act or omission on the part of Landlord or Landlord's agents or employees and occurring after the date of this Lease until the end of the Term of this Lease. This indemnity and hold harmless agreement shall include indemnity against all losses, costs, damages, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof, including, without limitation, reasonable attorneys' fees and costs at both the trial and appellate levels.

      (c) When any claim of the sort described in paragraphs (a) and (b) above is the result of the jointly negligent or wrongful act or omission on the part of the indemnifying party and a third party unrelated to the indemnifying party (other than the indemnifying party's agents or employees), then the indemnification obligation shall be in proportion to the indemnifying party's allocable share of the joint negligence or wrongful conduct.

10.2  PUBLIC LIABILITY INSURANCE.  Tenant agrees to maintain in full force from
      --------------------------
      the date upon which Tenant first enters the Premises for any reason, throughout the Term of this Lease, and thereafter so long as Tenant is in occupancy of any part of the Premises, a policy of commercial general liability and property damage insurance (including broad form contractual liability, independent contractor's hazard and completed operations coverage) under which Tenant is named as an insured and Landlord, Agent (and such other persons as are in privity of estate with Landlord as may be set out in a notice from time to time) are named as additional insureds, and under which the insurer agrees to indemnify and hold Landlord, Agent and those in privity of estate with Landlord, harmless from and against all cost, expense and/or liability arising out of or based upon any and all claims, accidents, injuries and damages set forth in Section 10.1. Each such policy shall be non-cancelable and non-amendable with respect to Landlord, Agent and Landlord's said designees without thirty (30) days' prior notice, shall be written on an "occurrence" basis, and shall be in at least the amounts of the Initial Public Liability Insurance specified in Section 1.3 or such greater amounts as Landlord shall from time to time request, and a duplicate original thereof shall be delivered to Landlord.

10.3  TENANT'S RISK.  Tenant agrees to use and occupy the Premises and to use
      -------------
      such other portions of the Property as Tenant is herein given the right to use at Tenant's own risk. Except to the extent that such claims arise from the negligent acts or omissions of Landlord or its agents or employees, neither Landlord nor Landlord's insurers shall have any responsibility or liability for any loss of or damage to Tenant's Removable Property. Tenant shall carry "all-risk" property insurance on a "replacement cost" basis, insuring Tenant's Removable Property and any alterations, additions or improvements installed by Tenant pursuant to Section 5.2, to the extent that the same have not become the property of Landlord, and other so-called improvements and betterments. The provisions of this Section 10.3 shall be applicable from and after the execution of this Lease and until the end of the Term of this Lease, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building.

10.4  INJURY CAUSED BY THIRD PARTIES. To the maximum extent that this agreement
      ------------------------------
      may be effective under applicable law, Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the Property adjacent to or connecting with the Premises or any part of the Property or otherwise.


                                  ARTICLE 11
                                  ----------

                         LANDLORD'S ACCESS TO PREMISES
                         -----------------------------


11.1  LANDLORD'S RIGHTS. Landlord and Agent shall have the right, subject to
      -----------------
      Tenant's reasonable security restrictions set forth in Exhibit TS, to
                                                             ----------
      enter the Premises at all reasonable hours and upon reasonable advance notice (which need not be in writing, and which need not be given at all in the event of an emergency) for the purpose of inspecting or making repairs to the same, and Landlord and Agent shall also have the right, subject to such restrictions, to make access available at all reasonable hours to prospective or existing mortgagees, purchasers or tenants of any part of the TPR Properties.

                                  ARTICLE 12
                                  ----------

                          FIRE, EMINENT DOMAIN, ETC.
                          --------------------------


12.1  ABATEMENT OF RENT.  If (a) the Premises shall be damaged by fire or
      -----------------
      casualty, or (b) the Property is damaged by fire or casualty such that the Tenant's use of the Premises for the conduct of Tenant's business is materially and adversely affected, Basic Rent and Escalation Charges payable by Tenant shall abate proportionately for the period in which, by reason of such damage, there is substantial interference with Tenant's use of the Premises, having regard for the extent to which Tenant may be required to discontinue Tenant's use of all or a portion of the Premises, but such abatement or reduction shall end if and when Landlord shall have substantially restored the Premises (excluding any alterations, additions or improvements made by Tenant pursuant to Section 5.2) to the condition in which they were prior to such damage. If the Premises shall be affected by any exercise of the power of eminent domain, Basic Rent and Escalation Charges payable by Tenant shall be justly and equitably abated and reduced according to the nature and extent of the loss of use thereof suffered by Tenant. In no event shall Landlord have any liability for damages to Tenant for inconvenience, annoyance, or interruption of business arising from such fire, casualty or eminent domain.

12.2  RIGHTS OF TERMINATION. (a) If the Premises or the Building are
      ---------------------
      substantially damaged by fire or casualty (the term "substantially damaged" meaning damage of such a character that the same cannot, in ordinary course, reasonably be expected to be repaired within one hundred thirty-five (135) days from the time that repair work would commence), or if any part of the Building is taken by any exercise of the right of eminent domain, then Landlord shall have the right to terminate this Lease (even if Landlord's entire interest in the Premises may have been divested) by giving notice of Landlord's election so to do within sixty
      (60) days after the occurrence of such casualty or the effective date of such taking, whereupon this Lease shall terminate 30 days after the date of such notice with the same force and effect as if such date were the date originally established as the expiration date hereof.

      b) If Landlord does not elect to terminate this Lease pursuant to paragraph (a), then Landlord shall obtain from Landlord's architect or engineer, and deliver to Tenant within forty-five (45) days after the occurrence of such casualty or the effective date of such taking, as the case may be, a written and stamped determination and certification as to such architect's or engineer's opinion as to the time that would reasonably be required to substantially complete the necessary repair and restoration of such damage. If such certification reflects that such damage cannot reasonably be expected to be substantially repaired within six (6) months from date of commencement of such work, Tenant shall have the right to terminate this Lease by giving notice to Landlord thereof within fifteen (15) days after the receipt of such certification (or, if such certification is not delivered by Landlord, then within 15 days after the expiration of such 45-day period). This Lease shall cease and come to an end without further liability or obligation on the part of either party thirty (30) days after such giving of notice by Tenant.

12.3  RESTORATION. If this Lease shall not have been terminated pursuant to
      -----------
      Section 12.2, Landlord shall thereafter use due diligence to restore the Premises (excluding any alterations, additions or improvements made by Tenant pursuant to Section 5.2, except those that have been sufficiently incorporated into the Premises as to become a part thereof and be covered by Landlord's property damage insurance) to proper condition for Tenant's use and occupation, provided that Landlord's obligation shall be limited to the amount of insurance proceeds available therefor. If, for any reason, such restoration shall not be substantially completed within six months after the expiration of the 45-day period referred to in Section
      12.2 (which six-month period may be extended for such periods of time as Landlord is prevented from proceeding with or completing such restoration for any cause beyond Landlord's reasonable control, but in no event for more than an additional three months), Tenant shall have the right to terminate this Lease by giving notice to Landlord thereof within thirty
      (30) days after the expiration of such period (as so extended) provided that such restoration is not completed within such period. This Lease shall cease and come to an end without further liability or obligation on the part of either party thirty (30) days after such giving of notice by Tenant unless, within such 30-day period, Landlord substantially completes such restoration. Such right of termination shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure so to complete such restoration, and time shall be of the essence with respect thereto.

12.4  AWARD.  Landlord shall have and hereby reserves and excepts, and Tenant
      -----
      hereby grants and assigns to Landlord, all rights to recover for damages to the Property and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord, all rights to such damages or compensation, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request, and Tenant hereby irrevocably appoints Landlord its attorney-in-fact to execute and deliver in Tenant's name all such assignments and assurances. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any of Tenant's Removable Property installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

12.5  LANDLORD'S INSURANCE.  Landlord agrees to maintain in full force and
      --------------------
      effect, during the Term of this Lease, property damage insurance with such deductibles and in such amounts as may from time to time be carried by reasonably prudent owners of similar buildings in the area in which the Property is located, provided that in no event shall Landlord be required to carry other than fire and extended coverage insurance or insurance in amounts greater than the actual insurable cash value of the Building (excluding footings and foundations). Landlord may satisfy such insurance requirements by including the Property in a so-called "blanket" insurance policy, provided that the amount of coverage allocated to the Property shall fulfill the foregoing requirements.


                                  ARTICLE 13
                                  ----------

                                    DEFAULT
                                    -------


13.1  TENANT'S DEFAULT.  (a) If at any time subsequent to the date of this Lease
      ----------------
      any one or more of the following events (herein referred to as a "Default of Tenant") shall happen:

          (i) Tenant shall fail to pay the Basic Rent, Escalation Charges or additional charges hereunder when due and such failure shall continue for five (5) full Business Days after notice to Tenant from Landlord; or

          (ii) Tenant shall neglect or fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall fail to remedy the same within thirty (30) days after notice to Tenant specifying such neglect or failure, or if such failure is of such a nature that Tenant cannot reasonably remedy the same within such thirty (30) day period, Tenant shall fail to commence promptly to remedy the same and to prosecute such remedy to completion with diligence and continuity; or

          (iii) Tenant's leasehold interest in the Premises shall be taken on execution or by other process of law directed against Tenant; or

          (iv) Tenant shall make an assignment for the benefit of creditors or shall be adjudicated insolvent, or shall file any petition or answer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future Federal, State or other statute, law or regulation for the relief of debtors (other than the Bankruptcy Code, as hereinafter defined), or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of Tenant or of all or any substantial part of its properties, or shall admit in writing its inability to pay its debts generally as they become due; or

          (v) An Event of Bankruptcy (as hereinafter defined) shall occur with respect to Tenant; or

          (vi) A petition shall be filed against Tenant under any law (other than the Bankruptcy Code) seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any present or future Federal, State or other statute, law or regulation and shall remain undismissed or unstayed for an aggregate of sixty (60) days (whether or not consecutive), or if any trustee, conservator, receiver or liquidator of Tenant or of all or any substantial part of its properties shall be appointed without the consent or acquiescence of Tenant and such appointment shall remain unvacated or unstayed for an aggregate of sixty (60) days (whether or not consecutive); or

          (vii) If: (x) Tenant shall fail to pay the Basic Rent, Escalation Charges, additional charges or other charges hereunder when due or shall fail to perform or observe any other covenant herein contained on Tenant's part to be performed or observed and Tenant shall cure any such failure within the applicable grace period set forth in clauses
          (i) or (ii) above; or (y) a Default of Tenant of the kind set forth in clauses (i) or (ii) above shall occur and Landlord shall, in its sole discretion, permit Tenant to cure such Default after the applicable grace period has expired; and a similar failure or Default shall occur
                                    ---
          more than two (2) times within the next 365 days (whether or not such similar failure is cured within the applicable grace period);

      then in any such case Landlord may terminate this Lease by notice to Tenant, specifying a date not less than five (5) days after the giving of such notice on which this Lease shall terminate and this Lease shall come to an end on the date specified therein as fully and completely as if such date were the date herein originally fixed for the expiration of the Term of this Lease, and Tenant will then quit and surrender the Premises to Landlord, but Tenant shall remain liable as hereinafter provided.

      (b) For purposes of clause (a)(v) above, an "Event of Bankruptcy" means the filing of a voluntary petition by Tenant, or the entry of an order for relief against Tenant, under Chapter 7, 11, or 13 of the Bankruptcy Code, and the term "Bankruptcy Code" means 11 U.S.C `101, et seq.. If an Event
                                                          -------
      of Bankruptcy occurs, then the trustee of Tenant's bankruptcy estate or Tenant as debtor-in-possession may (subject to final approval of the court) assume this Lease, and may subsequently assign it, only if it does the following within 60 days after the date of the filing of the voluntary petition, the entry of the order for relief (or such additional time as a court of competent jurisdiction may grant, for cause, upon a motion made within the original 60-day period):

           (i) file a motion to assume the Lease with the appropriate court;

          (ii) satisfy all of the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

               (A) cure all Defaults of Tenant under this Lease or provide Landlord with Adequate Assurance (as defined below) that it will (x) cure all monetary Defaults of Tenant hereunder within 10 days from the date of the assumption; and (y) cure all nonmonetary Defaults of Tenant hereunder within 30 days from the date of the assumption;

               (B) compensate Landlord and any other person or entity, or provide Landlord with Adequate Assurance that within 10 days after the date of the assumption, it will compensate Landlord and such other person or entity, for any pecuniary loss that Landlord and such other person or entity incurred as a result of any Default of Tenant, the trustee, or the debtor-in-possession;

               (C) provide Landlord with Adequate Assurance of Future Performance (as defined below) of all of Tenant's obligations under this Lease; and

               (D) deliver to Landlord a written statement that the conditions herein have been satisfied.

      (c) For purposes only of the foregoing paragraph (b), and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "Adequate Assurance" means at least meeting the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

          (i) entering an order segregating sufficient cash to pay Landlord and any other person or entity under paragraph (b) above, and

         (ii) granting to Landlord a valid first lien and security interest (in form acceptable to Landlord) in all property comprising the Tenant's "property of the estate," as that term is defined in
               Section 541 of the Bankruptcy Code, which lien and security interest secures the trustee's or debtor-in-possession's obligation to cure the monetary and nonmonetary defaults under the Lease within the periods set forth in paragraph (b) above;

      (d) For purposes only of paragraph (b), and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "Adequate Assurance of Future Performance" means at least meeting the following conditions, which Landlord and Tenant acknowledge to be commercially reasonable:

          (i) the trustee or debtor-in-possession depositing with Landlord, as security for the timely payment of rent and other monetary obligations, an amount which, together with any security deposit then being held by Landlord, will equal two (2) months' Basic Rent and two (2) months' installments on account of Operating Expenses and Taxes, computed in accordance with Articles 8 and 9;

         (ii) the trustee or the debtor-in-possession agreeing to pay in advance, on each day that the Basic Rent is payable, the monthly installments on account of Operating Expenses and Taxes, computed in accordance with Articles 8 and 9 hereof;

        (iii) the trustee or debtor-in-possession providing adequate assurance of the source of the rent and other consideration due under this Lease;

         (iv) Tenant's bankruptcy estate and the trustee or debtor-in-possession providing Adequate Assurance that the bankruptcy estate (and any successor after the conclusion of the Tenant's bankruptcy proceedings) will continue to have sufficient unencumbered assets after the payment of all secured obligations and administrative expenses to assure Landlord that the bankruptcy estate (and any successor after the conclusion of the Tenant's bankruptcy proceedings) will have sufficient funds to fulfill Tenant's obligations hereunder; and

      (e) If the trustee or the debtor-in-possession assumes the Lease under paragraph (b) above and applicable bankruptcy law, it may assign its interest in this Lease only if the proposed assignee first provides Landlord with Adequate Assurance of Future Performance of all of Tenant's obligations under the Lease, and if Landlord determines, in the exercise of its reasonable business judgment, that the assignment of this Lease will not breach any other lease, or any mortgage, financing agreement, or other agreement relating to the Property by which Landlord or the Property is then bound (and Landlord shall not be required to obtain consents or waivers from any third party required under any lease, mortgage, financing agreement, or other such agreement by which Landlord is then bound).

      (f) For purposes only of paragraph (e) above, and in addition to any other requirements under the Bankruptcy Code, any future federal bankruptcy law and applicable case law, "Adequate Assurance of Future Performance" means at least the satisfaction of the following condition, which Landlord and Tenant acknowledge to be commercially reasonable: the proposed assignee submitting a current financial statement, audited by a certified public accountant, that allows a net worth and working capital in amounts determined in the reasonable business judgment of Landlord to be sufficient to assure the future performance by the assignee of Tenant's obligation under this Lease;

      (g) If this Lease shall have been terminated as provided in this Article, or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the Premises shall be taken or occupied by someone other than Tenant, then Landlord may re-enter the Premises, either by summary proceedings, ejectment or otherwise, and remove and dispossess Tenant and all other persons and any and all property from the same, as if this Lease had not been made.

      (h) In the event of any termination, Tenant shall pay the Basic Rent, Escalation Charges and other sums payable hereunder up to the time of such termination, and thereafter Tenant, until the end of what would have been the Term of this Lease in the absence of such termination, and whether or not the Premises shall have been relet, shall be liable to Landlord for, and shall pay to Landlord, as liquidated current damages: (x) the Basic Rent, Escalation Charges and other sums that would be payable hereunder if such termination had not occurred, less the net proceeds, if any, of any reletting of the Premises, after deducting all expenses reasonably incurred in connection with such reletting, including, without limitation, all repossession costs, brokerage commissions, legal expenses, attorneys' fees, advertising, expenses of employees, alteration costs and expenses of preparation for such reletting; and (y) if, in accordance with Section 3.1(a), Tenant commenced payment of the full amount of Basic Rent on any day other than the Commencement Date, the amount of Basic Rent that would have been payable during the period beginning on the Commencement Date and ending on the day Tenant commenced payment of the full amount of Basic Rent under such Section 3.1(a). Tenant shall pay the portion of such current damages referred to in clause (x) above to Landlord monthly on the days which the Basic Rent would have been payable hereunder if this Lease had not been terminated, and Tenant shall pay the portion of such current damages referred to in clause (y) above to Landlord upon such termination.

      (i) At any time after such termination, whether or not Landlord shall have collected any such current damages, as liquidated final damages and in lieu of all such current damages beyond the date of such demand, at Landlord's election Tenant shall pay to Landlord an amount equal to the excess, if any, of the Basic Rent, Escalation Charges and other sums as hereinbefore provided which would be payable hereunder from the date of such demand assuming that, for the purposes of this paragraph, annual payments by Tenant on account of Taxes and Operating Expenses would be the same as the payments required for the immediately preceding Operating or Tax Year for what would be the then unexpired Term of this Lease if the same remained in effect, and discounted to then present value using an interest factor equal to the then "prime rate" as set by the Wall Street Journal (or other authoritative source designated by Landlord), over the then fair net rental value of the Premises for the same period, also discounted to then present value at the same rate.

      (j) In case of any Default by Tenant, re-entry, expiration and dispossession by summary proceedings or otherwise, Landlord may (i) re-let the Premises or any part or parts thereof, either in the name of Landlord or otherwise, for a term or terms which may at Landlord's option be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term of this Lease and may grant concessions or free rent to the extent that Landlord considers advisable and necessary to re-let the same and (ii) may make such reasonable alterations, repairs and decorations in the Premises as Landlord in its sole judgment considers advisable and necessary for the purpose of reletting the Premises; and the making of such alterations, repairs and decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Landlord shall in no event be liable in any way whatsoever for failure to re-let the Premises, or, in the event that the Premises are re-let, for failure to collect the rent under such re-letting, provided that Landlord agrees to use commercially reasonable efforts to relet the Premises (subject to the foregoing terms and qualifications), but Landlord shall not be required to give the Premises any preference or priority over other office space that Landlord may then have available for lease. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease.

      (k) If a Guarantor of this Lease is named in Section 1.2, the happening of any of the events described in paragraphs (a)(iv)-(a)(vi) of this Section
      13.1 with respect to the Guarantor shall constitute a Default of Tenant hereunder.

      (l) The specified remedies to which Landlord may resort hereunder are not intended to be exclusive of any remedies or means of redress to which Landlord may at any time be entitled lawfully, and Landlord may invoke any remedy (including the remedy of specific performance) allowed at law or in equity as if specific remedies were not herein provided for.

      (m) All costs and expenses reasonably incurred by or on behalf of Landlord (including, without limitation, attorneys' fees and expenses at both the trial and appellate levels) in enforcing its rights hereunder or occasioned by any Default of Tenant shall be paid by Tenant.

13.2  LANDLORD'S DEFAULT. Except as may be otherwise expressly provided in this
      ------------------
      Lease, Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or if such failure is of such a nature that Landlord cannot reasonably remedy the same within such thirty (30) day period, Landlord shall fail to commence promptly (and in any event within such thirty (30) day period) to remedy the same and to prosecute such remedy to completion with diligence and continuity.


                                  ARTICLE 14
                                  ----------

                           MISCELLANEOUS PROVISIONS
                           ------------------------


14.1  EXTRA HAZARDOUS USE. Tenant covenants and agrees that Tenant will not do
      -------------------
      or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein, which shall increase the rate of property or liability insurance on the Premises or the Property above the standard rate applicable to Premises being occupied for Permitted Uses; and Tenant further agrees that, in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom, which shall be due and payable as an additional charge hereunder.

14.2  WAIVER. (a) Failure on the part of Landlord to complain of any action or
      ------
      non-action on the part of Tenant, no matter how long the same may continue, shall never be a waiver by Landlord of any of Landlord's rights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord to or of any action by Tenant requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by the other.

      (b) No payment by Tenant, or acceptance by Landlord, of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account of the earliest installment of any payment due from Tenant under the provisions hereof. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check, that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant.

14.3  COVENANT OF QUIET ENJOYMENT. Landlord represents to Tenant that, as of
      ---------------------------
      the date hereof, Landlord holds title to the Premises and has the right to enter into this Lease (subject to approval by Landlord's lender). Tenant, subject to the terms and provisions of this Lease, on payment of the Basic Rent and Escalation Charges and observing, keeping and performing all of the other terms and provisions of this Lease on Tenant's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, express or implied.

14.4  LANDLORD'S LIABILITY. (a) Tenant specifically agrees to look solely to
      --------------------
      Landlord's then equity interest in the Property at the time owned, for recovery of any judgment from Landlord; it being specifically agreed that Landlord (original or successor) shall never be personally liable for any such judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not, limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or to take any action not involving the personal liability of Landlord (original or successor) to respond in monetary damages from Landlord's assets other than Landlord's equity interest in the Property.

      (b) With respect to any services or utilities to be furnished by Landlord to Tenant, Landlord shall in no event be liable for failure to furnish the same when prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or failure whenever and for so long as may be necessary by reason of the making of repairs or changes which Landlord is required or is permitted by this Lease or by law to make or in good faith deems necessary, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any other cause beyond Landlord's reasonable control, or for any cause due to any act or neglect of Tenant or Tenant's servants, agents, employees, licensees or any person claiming by, through or under Tenant, nor shall any such failure give rise to any claim in Tenant's favor that Tenant has been evicted, either constructively or actually, partially or wholly.

      (c) Notwithstanding the foregoing to the contrary, if, due to any act or omission on the part of Landlord in violation of this Lease, Tenant is prevented from receiving essential services or utilities that Landlord is obligated to perform or deliver under this Lease, and such interruption of essential services or utilities renders the Premises untenantable, and if such interruption shall continue for a period of five (5) consecutive days after notice thereof from Tenant to Landlord that the Premises are untenantable as a result thereof, Basic Rent and Escalation Charges shall abate commencing on the sixth day after such notice (and, if less than all of the Premises are affected by such interruption, such abatement shall be pro-rated according to the area so affected) until such time as such services or utilities are restored. Except as expressly provided in paragraph (d) below, Tenant's rights herein granted shall be Tenant's sole remedies for any such interruption. The foregoing rights shall not apply to repairs or changes necessitated by fire or other casualty, or by the exercise of the right of eminent domain, which shall be governed by
      Article 12, or to interruptions resulting from matters beyond Landlord's reasonable control as described in paragraph (b) above.

      (d) If, due to any act or omission on the part of Landlord in violation of this Lease, Tenant is prevented from receiving essential services or utilities that Landlord is obligated to perform or deliver under this Lease, and such interruption of essential services or utilities renders the Premises untenantable, and if such interruption shall continue for a period of twenty (20) consecutive days after notice thereof from Tenant to Landlord that the Premises are untenantable as a result thereof, Tenant may give Landlord notice that Tenant intends to cure such act or omission to the extent necessary to restore the delivery of such essential services or utilities. Such notice shall bear, on the exterior envelope, the following legend in prominent lettering: "NOTICE OF TENANT'S EXERCISE OF SELF-HELP REMEDIES," and shall be delivered to all required addressees by hand delivery. If Landlord shall fail to advise Tenant within five (5) additional Business Days after delivery of such notice, that Landlord has commenced to restore such services or utilities, then Tenant may give Landlord a final notice of Tenant's intent to restore such services or utilities, with the same legend and delivered as above, and after the expiration of two (2) additional Business Days without Landlord's notice that it has commenced necessary restoration, Tenant may commence and thereafter diligently pursue the same to completion. Tenant shall undertake any such work using qualified contractors and suppliers, and in complete accordance with all applicable laws, codes and ordinances. Once Tenant commences such restoration, Tenant shall not discontinue or abandon the same without Landlord's consent. Landlord shall reimburse Tenant for the actual and reasonable cost to Tenant of completing such restoration, within thirty (30) days after receipt from Tenant of invoices evidencing the same, provided that Tenant shall in no event be entitled to withhold such amounts from, or otherwise set off such amounts against, payments of Basic Rent, Escalation Charges or other amounts due from Tenant to Landlord hereunder.

      (e) In no event shall Landlord ever be liable to Tenant for any loss of business or any other indirect or consequential damages suffered by Tenant from whatever cause.

      (e) Where provision is made in this Lease for Landlord's consent and Tenant shall request such consent and Landlord shall fail or refuse to give such consent, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent. Furthermore, whenever Tenant requests Landlord's consent or approval (whether or not provided for herein), Tenant shall pay to Landlord, on demand, as an additional charge, any expenses incurred by Landlord (including without limitation legal fees and costs, if any) in connection therewith.

      (f) With respect to any repairs or restoration which are required or permitted to be made by Landlord, the same may be made during normal business hours and Landlord shall have no liability for damages to Tenant for inconvenience, annoyance or interruption of business arising therefrom. Landlord agrees, however, to use commercially reasonable efforts to minimize any unreasonable interference with Tenant's business operations in the Premises.

14.5  NOTICE TO MORTGAGEE OR GROUND LESSOR. After receiving notice from any
      ------------------------------------
      person, firm or other entity that it holds a mortgage or a ground lease which includes the Premises, no notice from Tenant to Landlord alleging any default by Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor (provided Tenant shall have been furnished with the name and address of such holder or ground lessor), and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord.

14.6  ASSIGNMENT OF RENTS AND TRANSFER OF TITLE. (a) With reference to any
      -----------------------------------------
      assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage on property which includes the Premises, Tenant agrees that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage shall never be treated as an assumption by such holder of any of the obligations of Landlord hereunder unless such holder shall, by notice sent to Tenant, specifically otherwise elect and that, except as aforesaid, such holder shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises.

      (b) In no event shall the acquisition of Landlord's interest in the Property by a purchaser which, simultaneously therewith, leases Landlord's entire interest in the Property back to the seller thereof be treated as an assumption by operation of law or otherwise, of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such purchaser-lessor, provided that Landlord shall obtain the agreement of such purchaser-lessor that, subject to such reasonable qualifications as such purchaser-lessor may impose, in the event of the termination of such lease, so long as no Default of Tenant exists hereunder, Tenant's right to possession of the Premises shall not be disturbed and Tenant's other rights hereunder shall not be adversely affected. For all purposes, such seller-lessee, and its successors in title, shall be the Landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

      (c) Except as provided in paragraph (b) of this Section, in the event of any transfer of title to the Property by Landlord, Landlord shall thereafter be entirely freed and relieved from the performance and observance of all covenants and obligations hereunder.

14.7  RULES AND REGULATIONS. Tenant shall abide by rules and regulations from
      ---------------------
      time to time established by Landlord, it being agreed that such rules and regulations will be established and applied by Landlord in a non-discriminatory fashion, such that all rules and regulations shall be generally applicable to other tenants, if any, of similar nature to the Tenant named herein, of the Building. Landlord agrees to use reasonable efforts to insure that any such rules and regulations are uniformly enforced, but Landlord shall not be liable to Tenant for violation of the same by any other tenant or occupant of the Building, or persons having business with them. In the event that there shall be a conflict between such rules and regulations and the provisions of this Lease, the provisions of this Lease shall control. Rules and Regulations currently in effect are set forth in Exhibit RR.
                              ----------

14.8  ADDITIONAL CHARGES. If Tenant shall fail to pay when due any sums under
      ------------------
      this Lease designated as an Escalation Charge or additional charge, Landlord shall have the same rights and remedies as Landlord has hereunder for failure to pay Basic Rent.

14.9  INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this
      -----------------------------------
      Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

14.10 PROVISIONS BINDING, ETC. Except as herein otherwise provided, the terms
      -----------------------
      hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant (except in the case of Tenant, only such assigns as may be permitted hereunder) and,
                          ----
      if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and permitted assigns. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by those provisions of Article 6 hereof.

14.11 RECORDING. Tenant agrees not to record this Lease, but each party hereto
      ---------
      agrees, on the request of the other, to execute a so-called notice of lease in recordable form and complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease, and is not intended to vary the terms and conditions of this Lease.

14.12 NOTICES. Whenever, by the terms of this Lease, notices shall or may be
      -------
      given either to Landlord or to Tenant, such notice shall be in writing and shall, except as otherwise required under Section 14.4(d), be sent by registered or certified mail, postage prepaid, return receipt requested:

      If intended for Landlord, addressed to Landlord at Landlord's Original Address and marked: "Attention: Asset Manager, 400/460 Totten Pond Road," with a copy to Stephen T. Langer, Esq., Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, MA 02111 (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice).

      If intended for Tenant, addressed to Tenant at Tenant's Original Address until the Commencement Date and thereafter to the Premises, with a copy to Michael J. Riccio, Esq., Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, MA 02110 (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice).

      All such notices shall be effective when deposited in the United States Mail within the Continental United States, provided that the same are received in ordinary course at the address to which the same were sent.

14.13 WHEN LEASE BECOMES BINDING. The submission of this document for
      --------------------------
      examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and this Lease expressly supersedes any proposals or other written documents relating hereto. This Lease may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof.

14.14 PARAGRAPH HEADINGS AND INTERPRETATION OF SECTIONS. The paragraph headings
      -------------------------------------------------
      throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease. The provisions of this Lease shall be construed as a whole, according to their common meaning (except where a precise legal interpretation is clearly evidenced), and not for or against either party. Use in this Lease of the words "including," "such as" or words of similar import, when followed by any general term, statement or matter, shall not be construed to limit such term, statement or matter to the specified item(s), whether or not language of non-limitation, such as "without limitation" or "including, but not limited to," or words of similar import, are used with reference thereto, but rather shall be deemed to refer to all other terms or matters that could fall within a reasonably broad scope of such term, statement or matter.

14.15 RIGHTS OF MORTGAGEE OR GROUND LESSOR. This Lease shall be subordinate to
      ------------------------------------
      any mortgage or ground lease from time to time encumbering the Premises, whether executed and delivered prior to or subsequent to the date of this Lease, if the holder of such mortgage or ground lease shall so elect. If this Lease is subordinate to any mortgage or ground lease and the holder thereof (or successor) shall succeed to the interest of Landlord, at the election of such holder (or successor) Tenant shall attorn to such holder and this Lease shall continue in full force and effect between such holder (or successor) and Tenant. Tenant agrees to execute such instruments of subordination or attornment in confirmation of the foregoing agreement as such holder may request, and Tenant hereby appoints such holder as Tenant's attorney-in-fact to execute such subordination or attornment agreement upon default of Tenant in complying with such holder's request. Notwithstanding the foregoing, if the holder of such mortgage elects to make this Lease subordinate as aforesaid, then Landlord shall obtain the holder's written agreement (substantially in the form annexed hereto as Exhibit SNDA) that, subject to such reasonable qualifications as such
      ------------
      holder may reasonably impose, in the event that the holder shall succeed to the interests of Landlord hereunder pursuant to such mortgage, ground lease or other encumbrance, so long as no Default of Tenant exists hereunder, Tenant's right to possession of the Premises shall not be disturbed and Tenant's other rights hereunder shall not be adversely affected by any foreclosure of such mortgage or encumbrance or by termination of such ground lease.

14.16 STATUS REPORT. Recognizing that both parties may find it necessary to
      -------------
      establish to third parties, such as accountants, banks, mortgagees, ground lessors, or the like, the then current status of performance hereunder, either party, on the request of the other made from time to time, will promptly furnish to Landlord, or the holder of any mortgage or ground lease encumbering the Premises, or to Tenant, as the case may be, a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease.

14.17 SECURITY DEPOSIT. (a) The requisite security deposit will be paid to
      ----------------
      Landlord upon execution and delivery of this Lease by Tenant, and Landlord shall hold the same throughout the Term of this Lease as security for the performance by Tenant of all obligations on the part of Tenant hereunder and under any other leases or occupancy agreements that may hereafter be entered into between Landlord and Tenant relative to the TPR Properties. Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to apply such deposit, or any part thereof, to Landlord's damages arising from, or to cure, any Default of Tenant hereunder or under any other such lease or occupancy agreement. If Landlord shall so apply any or all of such deposit, Tenant shall immediately deposit with Landlord the amount so applied to be held as security hereunder. If at each time hereafter described there exists no Default of Tenant (or event or circumstance which, with the passage of time or the giving of notice, or both, would constitute a Default of Tenant), Tenant shall be entitled to reduce the amount of the security deposit, and Landlord shall return any excess amount as shall have theretofore not been applied in accordance with the terms of this Section 14.17, to Tenant as follows. Not less frequently than quarterly, as of the last day of each calendar quarter, Landlord shall review the Tenant's then "Market Value," as hereinafter defined. So long as Tenant's Market Value, as of such date, is above One Hundred Million Dollars ($100,000,000.00), but is less than Two Hundred Fifty Million Dollars ($250,000,000.00), then the security deposit may be reduced to $651,856.50. So long as Tenant's Market Value, as of such date, is Two Hundred Fifty Million Dollars ($250,000,000.00) or more, then the security deposit may be reduced to $325,928.25. For purposes of this Lease, Tenant's "Market Value" shall be determined by multiplying (x) the average per share "bid" price of Tenant's publicly traded common voting stock, as reflected in the Wall Street Journal (or other reasonably authoritative publication or resource acceptable to Landlord, for the thirty-day period ending on the last day of the calendar quarter in question, by (y) the average number of shares of common voting stock in Tenant issued and outstanding during such 30-day period. Likewise, if at any time, Tenant's Market Value falls below any applicable threshold set forth above then, within seven (7) Business Days after such determination by Landlord, Tenant shall deposit with Landlord sufficient additional funds to meet the requirement applicable to such reduced Market Value. To the extent that Landlord holds any such deposit in the form of cash, Landlord shall hold the same in a separate account in a Massachusetts bank, and shall credit to Tenant's account the amount of any interest actually paid by such bank with respect thereto (after deducting any fees or other charges imposed on Landlord in respect of such account). Tenant hereby certifies that it is aware that the Federal Deposit Insurance Corporation ("FDIC") coverages apply only to a cumulative maximum amount of $100,000 for each individual deposit for all of depositor's accounts at the same or related institution. Tenant further understands that certain banking instruments such as, but not limited to, repurchase agreements and letters of credit, are not covered at all by FDIC insurance. Further, Tenant agrees that Landlord assumes no responsibility for, nor will Tenant hold Landlord liable for, any loss occurring which arises from the fact that the amount of the security deposit exceeds $100,000 or from the fact that the excess amount will not be insured by FDIC, or that FDIC insurance is not available on certain types of bank instruments. If Landlord conveys Landlord's interest under this Lease, the deposit, or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and, if so turned over, Tenant agrees to look solely to such grantee for proper application of the deposit in accordance with the terms of this Section 14.17, and the return thereof in accordance herewith. The holder of a mortgage shall not be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been actually received in hand by such holder.

      (b) Landlord has determined that instead of a cash security deposit, Tenant shall, upon execution and delivery of this Lease, deposit with Landlord a clean, irrevocable, unconditional letter of credit, with a right of assignment (without charge or cost to Landlord) to any successor to Landlord's interests hereunder, in favor of Landlord in the amount of the security deposit. Such letter of credit, and any replacement thereof, shall be drawn on a Massachusetts bank approved by Landlord from time to time. The form of the Letter of Credit annexed hereto as Exhibit LOC is
                                                               -----------
      acceptable to Landlord. In the event of a material adverse change in the financial position of any bank which has issued a letter of credit hereunder, Landlord reserves the right, on any scheduled expiration or renewal date of any such letter (or, in the event that Landlord reasonably determines that the condition of the issuing bank is in imminent danger of insolvency, upon 10 days' notice), to request that Tenant change the issuing bank to another bank reasonably approved by Landlord. Regardless of whether Landlord shall have previously requested that Tenant change issuing banks, if the bank on which the original letter of credit or any replacement letter is drawn is declared insolvent or placed into conservatorship or receivership, Tenant shall, within 20 days thereafter, replace the then-outstanding letter of credit with a like letter of credit from another bank acceptable to Landlord.

      (c) The letter of credit shall contain a clause whereby the issuing bank agrees to automatically extend the term of the letter of credit from year to year throughout the Initial Term (and any Extended Term) unless, not less than sixty (60) days prior to the date on which the letter would expire absent such extension, the issuing bank gives notice to Landlord, by certified or registered mail, of non-extension. In the event of notice from the issuing bank of non-extension, Tenant shall, not later than twenty (20) Business Days prior to the date on which the outstanding letter shall expire without extension, obtain a replacement letter of credit from a Massachusetts bank acceptable to Landlord, under all of the terms and conditions set forth above. Upon (i) the occurrence of a Default of Tenant hereunder, or (ii) the failure of Tenant to replace any such letter at least twenty (20) Business Days prior to its expiration, and written certification thereof by Landlord to the issuing bank, Landlord may at its election draw the full amount or any part thereof, and hold, use and apply the proceeds thereof as if such proceeds were originally deposited with Landlord in cash under this Section. In the event that Landlord draws any such letter of credit, Landlord may elect to use such proceeds (or any excess proceeds after application) to obtain from another Massachusetts bank a replacement letter of credit, and the cost of such replacement shall be deducted from the available balance and reimbursed by Tenant. Tenant hereby agrees, if so requested by Landlord, to enter into a letter of credit agreement with the bank so designated by Landlord, failing which Landlord may do so in Tenant's name and behalf. The order in which Landlord applies the proceeds of the cash security deposit and the proceeds of the letter of credit shall be determined by Landlord from time to time in its sole and unfettered discretion.

      (d) From and after the time at which Landlord shall have drawn all or any portion of the proceeds of such a letter of credit, if Landlord shall not elect to obtain its own replacement letter of credit, Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to apply such proceeds, or any part thereof, to Landlord's damages arising from any then existing or subsequently occurring Default of Tenant hereunder. While Landlord holds any unapplied proceeds, Landlord shall maintain a separate account and pay interest thereon as provided in paragraph (a). At the expiration or earlier termination of the Term of this Lease, Landlord shall return to Tenant the proceeds thereof (or, if not drawn upon, any letter of credit), or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section 14.17 (or be reasonably necessary to cure any failure of Tenant as to which any notice or grace periods shall not then have expired), provided that as to the partial reductions in the amount of the security deposit referred to in paragraph (a), such reductions shall be effected by amendments to the letter of credit reflecting the reduced requirements. If Landlord conveys Landlord's interest under this Lease, the proceeds (or, if not drawn upon, any letter of credit), or any part thereof not previously applied, shall be turned over by Landlord to Landlord's grantee, and, when actually turned over, Tenant agrees to look solely to such grantee for proper application of the proceeds in accordance with the terms of this Section 14.17, and the return thereof in accordance herewith. The holder of a mortgage shall not be responsible to Tenant for the return of any letter of credit or application of any such proceeds, whether or not it succeeds to the position of Landlord hereunder, unless such proceeds or letter of credit shall have actually been received by such holder.

14.18 REMEDYING DEFAULTS. Landlord shall have the right, but shall not be
      ------------------
      required, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums, together with interest thereon at a rate equal to 1 1/2% over the base rate in effect from time to time at BankBoston, as an additional charge. Any payment of Basic Rent, Escalation Charges or other sums payable hereunder not paid when due shall, at the option of Landlord, bear interest at a rate equal to 1 1/2% over the base rate in effect from time to time at BankBoston from the due date thereof and shall be payable forthwith on demand by Landlord, as an additional charge.

14.19 HOLDING OVER. Any holding over by Tenant after the expiration of the term
      ------------
      of this Lease shall be treated as a daily tenancy at sufferance at a rate equal to two (2) times the Basic Rent then in effect plus Escalation Charges and other charges herein provided (prorated on a daily basis). Tenant shall also pay to Landlord all damages, direct and/or indirect, sustained by reason of any such holding over. Otherwise, such holding over shall be on the terms and conditions set forth in this Lease as far as applicable.

14.20 WAIVER OF SUBROGATION. Insofar as, and to the extent that, the following
      ---------------------
      provision shall not make it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the locality in which the Property is located (even though extra premium may result therefrom) Landlord and Tenant: (i) mutually agree that, with respect to any damage to property, the loss from which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from, and forever waives, any and all claims with respect to such loss, but only to the extent of the limits of insurance carried with respect thereto, less the amount of any deductible; and (ii) mutually agree that any property damage insurance carried by either shall provide for the waiver by the insurance carrier of any right of subrogation against the other.

14.21 SURRENDER OF PREMISES. Upon the expiration or earlier termination of the
      ---------------------
      Term of this Lease, Tenant shall peaceably quit and surrender to Landlord the Premises in neat and clean condition and in good order, condition and repair, together with all alterations, additions and improvements which may have been made or installed in, on or to the Premises prior to or during the Term of this Lease, excepting only ordinary wear and use and damage by fire or other casualty for which, under other provisions of this Lease, Tenant has no responsibility of repair or restoration. Tenant shall remove all of Tenant's Removable Property and, to the extent specified by Landlord, all alterations and additions made by Tenant and all partitions wholly within the Premises; and shall repair any damages to the Premises or the Building caused by such removal. Any Tenant's Removable Property which shall remain in the Building or on the Premises after the expiration or termination of the Term of this Lease without Landlord's prior consent, shall be deemed conclusively to have been abandoned, and either may be retained by Landlord as its property or may be disposed of in such manner as Landlord may see fit, at Tenant's sole cost and expense.

14.22 BROKERAGE. Tenant warrants and represents that Tenant has dealt with no
      ---------
      broker in connection with the consummation of this Lease other than Broker, and, in the event of any brokerage claims against Landlord predicated upon prior dealings with Tenant, Tenant agrees to defend the same and indemnify Landlord against any such claim (except any claim by Broker).

14.23 GOVERNING LAW. This Lease shall be governed exclusively by the provisions
      -------------
      hereof and by the laws of the Commonwealth of Massachusetts as the same may from time to time exist.


                                  ARTICLE 15
                                  ----------

                               OPTION TO EXTEND
                               ----------------

15.1  TENANT'S RIGHT.  Provided that, at the time of such exercise, (i) there
      --------------
      exists no Default of Tenant; (ii) this Lease is still in full force and effect; and (iii) Tenant shall actually occupy not less than seventy-five percent (75%) of Premises Rentable Area, Tenant shall have the right to extend the Term of this Lease for one extended term (the "Extended Term") of five (5) years. The Extended Term shall commence on the day immediately following the expiration date of the Initial Term, and shall end on the day immediately preceding the fifth anniversary of the first day of the Extended Term. Tenant shall exercise such option by giving Landlord notice of its desire to do so, not later than nine (9) months prior to the expiration of the Initial Term, it being agreed that time shall be of the essence with respect to the giving of such notice. The giving of such notice shall automatically extend the Term of this Lease for the Extended Term, and no instrument of renewal need be executed. In the event that Tenant fails to give such notice to Landlord, the Term of this Lease shall automatically terminate at the end of the Initial Term, and Tenant shall have no further right or option to extend the Term of this Lease. The Extended Term shall be on all the terms and conditions of this Lease, except that: (i) Landlord shall have no obligation to pay any construction or improvements allowance, or to perform any alterations or improvements to the Premises, with respect to the Extended Term; and (ii) the Basic Rent for the Extended Term shall be determined in accordance with section 15.2.

15.2  EXTENDED TERM RENT. (a) The Basic Rent for the Extended Term shall be the
      ------------------
      Fair Market Rental Value of the Premises (as hereinafter defined) as of the commencement of the Extended Term, determined without regard to Tenant's right to extend, as agreed by the parties. In no event, however, shall the Basic Rent for the Extended Term (exclusive of any utility or other costs paid for by Tenant hereunder and exclusive of Escalation Charges) be less than $24.65 per square foot of Premises Rentable Area per annum, it being understood that during the Extended Term Escalation Charges shall continue to be calculated based on Base Taxes and Base Operating Expenses set forth in Section 1.2 of this Lease.


                                  ARTICLE 16
                                  ----------

                                 STORAGE SPACE
                                 -------------

16.1  TENANT'S RIGHT. So long as there then exists no Default of Tenant, if
      ---------------
      during the Term of this Lease Landlord desires to lease all or a portion of the storage space located in the basement of the Building and containing 2,380 square feet (the "First Offer Space"), Landlord shall so notify Tenant setting forth the terms and conditions on which Landlord is willing to so lease the First Offer Space. Tenant may, by giving Landlord notice within five (5) days after receipt of Landlord's notice, irrevocably elect to lease the First Offer Space on the terms and conditions set forth in Landlord's notice. If Tenant shall so elect, Tenant shall within five (5) additional days after such receipt of a reasonably acceptable form thereof from Landlord, enter into a lease amendment incorporating the terms and conditions set forth in Landlord's notice. If Tenant shall fail to make such election within such 5-day period, or if Tenant shall make such election, but shall fail to enter into such lease amendment within such second 5-day period, then, at Landlord's election, Tenant shall have no further rights with respect to the First Offer Space, and Landlord shall thereafter be free to lease any or all of the First Offer Space to such party or parties, and on such terms and conditions, as Landlord may deem appropriate. For purposes hereof, the use of the First Offer Space by Landlord or Landlord's Agent shall not grant Tenant any rights hereunder, even if a lease or other like document is prepared in connection therewith. In the event that Landlord shall lease the First Offer Space to a third party or parties, Landlord shall require that such party or parties access the First Offer Space only by means of the direct entrance/exit from outside the Building, and not through the remainder of the Building.

                                  ARTICLE 17
                                  ----------

                           FAIR MARKET RENTAL VALUE
                           ------------------------


17.1  DEFINITION. (a)  For purposes of Article 15, the term "Fair Market Rental
      ----------
      Value" shall mean the annual fixed rent that a willing tenant would pay and a willing landlord would accept, each acting in its own best interest and without duress, in an arms-length lease of the premises in question as of the first day of the Extended Term (the "Determination Date"). If Landlord and Tenant shall fail to agree upon the Fair Market Rental Value within six (6) months before the Determination Date, then Landlord and Tenant each shall give notice (the "Determination Notice") to the other setting forth their respective determinations of the Fair Market Rental Value, and, subject to the provisions of paragraph (b) below, either party may apply to the American Arbitration Association or any successor thereto for the designation of an arbitrator satisfactory to both parties to render a final determination of the Fair Market Rental Value. The arbitrator shall be a real estate appraiser or consultant who shall have at least ten (10) years' continuous experience as a commercial real estate broker or appraiser, and having significant experience with property similar to the Building in the greater Boston area. If the parties are unable, within fifteen (15) days of an arbitration demand by either party, to agree on the arbitrator, then the matter shall be referred to the then president of the Greater Boston Real Estate Board, whose designation of an arbitrator (subject to the foregoing professional qualifications) shall be binding on the parties. The arbitrator shall conduct such hearings and investigations as the arbitrator shall deem appropriate and shall, within thirty (30) days after having been appointed, choose one of the determinations set forth in either Landlord's or Tenant's Determination Notice, and that choice by the arbitrator shall be binding upon Landlord and Tenant. Each party shall pay its own counsel fees and expenses, if any, in connection with any arbitration under this paragraph (a), and the parties shall share equally all other expenses and fees of any such arbitration. The determination rendered in accordance with the provisions of this paragraph (a) shall be final and binding in fixing the Fair Market Rental Value. The arbitrator shall not have the power to add to, modify, or change any of the provisions of this Lease.

      (b) In the event that the determination of the Fair Market Rental Value set forth in the Landlord's and Tenant's Determination Notices shall differ by less than five percent (5%) per square foot of Premises Rentable Area per annum for each year for which the same is being determined, then the Fair Market Rental Value shall not be determined by arbitration, but shall instead be set by taking the average of the determinations set forth in Landlord's and Tenant's Determination Notices. Only if the determinations set forth in Landlord's and Tenant's Determination Notices shall differ by more than 5% per square foot of Premises Rentable area per annum for any year for which the same is being determined shall the actual determination of Fair Market Rental Value be made by an arbitrator as set forth in paragraph (a) above.

      (c) If for any reason the Fair Market Rental Value shall not have been determined prior to the Determination Date, then, until the Fair Market Rental Value and, accordingly, the Basic Rent, shall have been finally determined, Tenant shall pay Basic Rent at the rate quoted by Landlord in Landlord's Determination Notice. Upon final determination of the Fair Market Rental Value, an appropriate adjustment to the Basic Rent theretofore paid by Tenant from and after the Determination Date shall be made reflecting such final determination, and Landlord or Tenant, as the case may be, shall promptly credit or pay, respectively, to the other any overpayment of deficiency, as the case may be, in the payment of Basic Rent from the Determination Date to the date of such final determination.

      IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be duly executed, under seal, by persons hereunto duly authorized, in multiple copies, each to be considered an original hereof, as of the date first set forth above.


                         LANDLORD:  400/460 TOTTEN POND ROAD LIMITED PARTNERSHIP
                         --------

                                    By:   Leggat McCall Properties, Inc.,
                                          General Partner


                                    By:
                                       -----------------------------------
                                          Hereunto Duly Authorized


                                    By:
                                       -----------------------------------
                                          Hereunto Duly Authorized


                           TENANT:  LYCOS, INC.
                           ------



                                    By:
                                       -----------------------------------
                                          (Vice) President


                                    By:
                                       -----------------------------------
                                          Chief Operating Officer

                                  EXHIBIT OC

                    [ITEMS INCLUDED IN OPERATING EXPENSES]

      For purposes of this Exhibit OC, the Escalation Factor for (i) "Park Costs" shall be 27%, (ii) "400 Costs" shall be 50%, and (iii) "Building Costs" shall be 100%.

      As set forth in Section 9.1 of the Lease, Operating Expenses shall include the aggregate costs or expenses reasonably incurred by Landlord with respect to the operation, administration, cleaning, repair, maintenance and management of the TPR properties, including without limitation the costs and expenses described below. Landlord and Tenant agree that the Building is one of three buildings constituting the "TPR Properties," and that some Operating Expenses ("Park Costs") are incurred with respect to all three buildings, while others ("400 Costs") relate to the Building and 400-1 Totten Pond Road, while still others ("Building Costs") relate only to the Building. Landlord shall reasonably determine from time to time, in accordance with sound and professional property management standards, those Operating Expenses that are to be categorized as Park Costs, 400 Costs and Building Costs, and such determinations by Landlord shall be binding and conclusive.

      1. All expenses incurred by Landlord or Landlord's agents which shall be directly related to employment of personnel, including amounts incurred for wages, salaries and other compensation for services, payroll, social security, unemployment and similar taxes, workmen's compensation insurance, disability benefits, pensions, hospitalization, retirement plans and group insurance, uniforms and working clothes and the cleaning thereof, and expenses imposed on Landlord or Landlord's agents pursuant to any collective bargaining agreement for the services of employees of Landlord or Landlord's agents in connection with the operation, repair, maintenance, common area cleaning, management and protection of the TPR Properties, and their respective mechanical systems including, without limitation, day and night supervisors, property manager, accountants, bookkeepers, janitors, carpenters, engineers, mechanics, electricians and plumbers and personnel engaged in supervision of any of the persons mentioned above (but not more than one property manager and one superintendent for each of the TPR Properties, and excluding Landlord's executive personnel); provided that, if any such employee is also employed on other property of Landlord, such compensation shall be suitably prorated among the TPR Properties and such other properties.

      2. The cost of services, utilities, materials and supplies furnished or used in the operation, repair, maintenance, common area cleaning, management and protection of the TPR Properties, including without limitation fees, if any, imposed upon Landlord, or charged to the TPR Properties, by the state or municipality in which the TPR Properties is located on account of the need of the TPR Properties for increased or augmented public safety services.

      3. The cost of replacements for tools and other similar equipment used in the repair, maintenance, common area cleaning and protection of the TPR Properties, provided that, in the case of any such equipment used jointly on other property of Landlord, such costs shall be suitably prorated among the TPR Properties and such other properties.

      4. Where the TPR Properties are managed by Landlord or an affiliate of Landlord, a sum equal to the amounts customarily charged by management firms in the Boston area for similar properties, but in no event more than five percent (5%) of gross annual income, whether or not actually paid, or where managed by other than Landlord or an affiliate thereof, the amounts accrued for management, together with, in either case, amounts accrued for legal and other professional fees relating to the TPR Properties, but excluding such fees and commissions paid in connection with services rendered for securing or renewing leases and for matters not related to the normal administration and operation of the Building.

      5. Premiums for insurance against damage or loss to the Building from such hazards as shall from time to time be generally required by institutional mortgagees in the Boston area for similar properties, including, but not by way of limitation, insurance covering loss of rent attributable to any such hazards, and public liability insurance.

      6. If, during the Term of this Lease, Landlord shall make a capital expenditure to the Building or to the common areas of the TPR Properties, the total cost of which is not properly includable in Operating Expenses for the Operating Year in which it was made, there shall nevertheless be included in such Operating Expenses for the Operating Year in which it was made and in Operating Expenses for each succeeding Operating Year the annual charge-off of such capital expenditure. Annual charge-off shall be determined by dividing the original capital expenditure plus an interest factor, reasonably determined by
                             ----
Landlord, as being the interest rate then being charged for long-term mortgages by institutional lenders on like properties within the locality in which the Building is located, by the number of years of useful life of the capital expenditure (on a straight-line basis); and the useful life shall be determined reasonably by Landlord in accordance with generally accepted accounting principles and practices in effect at the time of making such expenditure.

      7. Costs for electricity, water and sewer use charges, and other utilities supplied to the TPR Properties and not paid for directly (i.e., other
                                                                    ----
than by escalation payments) by tenants.

      8. Betterment assessments provided the same are apportioned equally over the longest period permitted by law.

      9. Amounts paid to independent contractors for services, materials and supplies furnished for the operation, repair, maintenance, cleaning and protection of the TPR Properties.

      10. Operating Expenses shall not included:

          (i)      real estate Taxes;

          (ii)     depreciation;

          (iii) interest on and amortization of debt (other than amortization of capital expenditures as set forth above), and/or ground rent;

          (iv) the cost of leasehold improvements, including redecorating work, for other tenants;

          (v) fees and expenses (including legal and brokerage fees) for procuring new tenants;

          (vi) costs incurred in financing or refinancing of the Building or any portion thereof;

            (vii) the cost of any item included in operating costs hereunder to the extent that Landlord is actually reimbursed for such cost by an insurance company, a condemning authority, another tenant of any other party;

            (viii) the cost of remediation of environmental contamination on the Property, except to the extent that the need therefor arises from any act or omission of Tenant or Tenant's employees, agents or contractors, or from any Default of Tenant hereunder; and

            (ix) the cost of correcting defects in the original construction of the Building, except that conditions (other than construction defects) resulting from ordinary wear and tear shall not be considered defects for purposes hereof.

                                  EXHIBIT RR


                       RULES AND REGULATIONS OF BUILDING


I.    The following regulations are generally applicable:

      1. The public sidewalks, entrances, passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by Tenant (except as necessary for deliveries) or used for any purpose other than that for which they were intended.

      2. No awnings, curtains, blinds shades, screens or other projections shall be attached to or hung in, or used in connection with, any window of the Premises or any outside wall of the Building.

      3. No show cases or other articles shall be put in front of or affixed to any part of the exterior of the Building.

      4. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were designed and constructed, and no sweepings, rubbish, rags, acids or like substances shall be deposited therein. All damages resulting from any misuse of the fixtures shall be borne by the Tenant.

      5. Tenant shall not use the Premises or any part thereof, or permit the Premises or any part thereof to be used, for manufacturing. Tenant shall not use the Premises or any part thereof or permit the Premises or any part thereof to be used as a public employment bureau or for the sale of property of any kind at auction, except in connection with Tenant's business.

      6. Tenant must, upon the termination of its tenancy, restore to the Landlord all locks, cylinders and keys to offices and toilet rooms of the Premises.

      7. Without derogating from any provision of the Lease to the effect that Landlord is not responsible for providing security for the Premises, Landlord reserves the right to exclude from the Building between the hours of 6 p.m. and 8 a.m. and at all hours on Sunday and holidays all persons connected with or calling upon the Tenant who do not present a pass to the Building signed by the Tenant. Tenant shall be responsible for all persons for whom it issues any such pass and shall be liable to the Landlord for all wrongful acts of such persons.

      8. The requirements of Tenant will be attended to only upon application at the Building Superintendent's Office. Employees of Landlord shall not perform any work or do anything outside of the regular duties, unless under special instructions from the office of the Landlord.

      9. There shall not be used in any space, or in the public halls of the Building, either by Tenant or by jobbers or others, in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and side guards.

      10. No bicycles, vehicles or animals of any kind shall be brought into or kept in or about the Premises.

      11. No Tenant shall make, or permit to be made, any unseemly or disturbing noises or disturb or interfere with occupants of neighboring building or premises or those having business with them, whether by use of any musical instrument, radio, talking machine, unmusical noise, whistling, singing, or in any other way. No tenant shall throw anything out of the doors, windows or skylights or down the passageways.

      12. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purpose.

      13. Tenants shall co-operate with Landlord in obtaining maximum effectiveness of the cooling system by closing draperies when sun's rays fall directly on windows of Premises.

      14. Landlord shall have the right, exercisable without notice and without liability to any tenant, to change the name and street address of the Building.


II. The following regulations are applicable to any additions, alterations or improvements being undertaken by or for Tenant in the Premises:


A.    General
      -------

      1. All alterations, installations or improvements ("Alterations") to be made by Tenant in, to or about the Premises shall be made in accordance with the requirements of this Exhibit and by contractors or mechanics approved by Landlord.

      2. Tenant shall, prior to the commencement of any work, submit for Landlord's written approval, complete plans for the Alterations. Drawings are to be complete with full details and specifications for all of the Alterations.

      3. Alterations must comply with the Building Code applicable to the TPR Properties and the requirements, rules and regulations and any other governmental agencies having jurisdiction.

      4. No work shall be permitted to commence without the Landlord being furnished with a valid permit and all other necessary approvals from agencies having jurisdiction.

      5. All demolition, removals or other categories of work that may inconvenience other tenants or disturb Building operations, must be scheduled and performed before or after normal working hours and Tenant shall provide the Building manager with at least 24 hours' notice prior to proceeding with such work.

      6. All inquiries, submissions, approvals and all other matters shall be processed through the Building manager.

B.    Prior to Commencement of Work
      -----------------------------

      1. Tenant shall submit to the Building manager a request to perform the work. The request shall include the following enclosures:

      (i) A list of Tenant's contractors and/or subcontractors for Landlord's approval.

      (ii) Four complete sets of plans and specifications properly stamped by a registered architect or professional engineer.

      (iii)  A properly executed building permit application form.

      (iv) Four executed copies of the Insurance Requirements agreement in the form attached to these Tenant's Work Requirements as Exhibit IR from Tenant's contractor and if requested by Landlord from the contractor's subcontractors.

      (v) Contractor's and subcontractor's insurance certificates including an indemnity in accordance with the Insurance Requirements agreement.

      2.  Landlord will return the following to Tenant:

      (i) Two sets of plans approved or a disapproval with specific comments as to the reasons therefor (such approval or comments shall not constitute a waiver of approval of governmental agencies).

      (ii)  Two fully executed copies of the Insurance Requirements agreement.

      3. Tenant shall obtain a building permit from the Building Department and necessary permits from other governmental agencies. Tenant shall be responsible for keeping current all permits. Tenant shall submit copies of all approved plans and permits to Landlord and shall post the original permit on the Premises prior to the commencement of any work. All work, if performed by a contractor or subcontractor, shall be subject to reasonable supervision and inspection by Landlord's representative. Such supervision and inspection shall be at Tenant's sole expense and Tenant shall pay Landlord's reasonable charges for such supervision and inspection.

C.    Requirements and Procedures
      ---------------------------

      1. All structural and floor loading requirements shall be subject to the prior approval of Landlord's structural engineer.

      2. All mechanical (HVAC, plumbing and sprinkler) and electrical requirements shall be subject to the approval of Landlord's mechanical and electrical engineers and all mechanical and electrical work shall be performed by contractors who are engaged by Landlord in constructing the Building. When necessary, Landlord will require engineering and shop drawings, which drawings must be approved by Landlord before work is started. Drawings are to be prepared by Tenant and all approvals shall be obtained by Tenant.

      3. Elevator service for construction work shall be charged to Tenant at standard Building rates. Prior arrangements for elevator use shall be made with Building manager by Tenant. No material or equipment shall be carried under or on top of elevators. If an operating engineer is required by any union regulations, such engineer shall be paid for by Tenant.

      4. If shutdown of risers and mains for electrical, HVAC, sprinkler and plumbing work is required, such work shall be supervised by Landlord's representative. No work will be performed in Building mechanical equipment rooms without Landlord's approval and under Landlord's supervision.

      5.  Tenant's contractor shall:

      (i)  have a superintendent or foreman on the Premises at all times;

      (ii) police the job at all times, continually keeping the Premises orderly;

      (iii) maintain cleanliness and protection of all areas, including elevators and lobbies.

      (iv) protect the front and top of all peripheral HVAC units and thoroughly clean them at the completion of work;

      (v) block off supply and return grills, diffusers and ducts to keep dust from entering into the Building air conditioning system; and

      (vi)  avoid the disturbance of other tenants.

      6. If Tenant's contractor is negligent in any of its responsibilities, Tenant shall be charged for corrective work.

      7. All equipment and installations must be equal to the standards generally in effect with respect to the remainder of the Building. Any deviation from such standards will be permitted only if indicated or specified on the plans and specifications and approved by Landlord.

      8. A properly executed air balancing report signed by a professional engineer shall be submitted to Landlord upon the completion of all HVAC work.

      9. Upon completion of the Alterations, Tenant shall submit to Landlord a permanent certificate of occupancy and final approval by the other governmental agencies having jurisdiction.

      10. Tenant shall submit to Landlord a set of drawings showing all items of the Alterations in full detail, as finally constructed.

      11. Additional and differing provisions in the Lease, if any, will be applicable and will take precedence.


III. The following regulations shall be effective with respect to any plans or specifications that Tenant is required to prepare under the Lease:

      Whenever Tenant shall be required by the terms of the Lease to submit plans to Landlord in connection with any improvement or alteration to the Premises, such plans shall include at least the following:

      1. Floor plan indicating location of partitions and doors (details required of partition and door types).

      2. Location of standard electrical convenience outlets and telephone outlets.

      3.  Location and details of special electrical outlets; e.g.,
                                                              ----
          photocopiers, etc.

      4. Reflected ceiling plan showing layout of standard ceiling and lighting fixtures. Partitions to be shown lightly with switches located indicating fixtures to be controlled.

      5. Locations and details of special ceiling conditions, lighting fixtures, speakers, etc.

      6. Location and specifications of floor covering, paint or paneling with paint colors referenced to standard color system.

      7. Finish schedule plan indicating wall covering, paint, or paneling with paint colors referenced to standard color system.

      8. Details and specifications of special millwork, glass partitions, rolling doors and grilles, blackboards, shelves, etc.

      9. Hardware schedule indicating door number keyed to plan, size, hardware required including butts, latchsets or locksets, closures, stops, and any special items such as thresholds, soundproofing, etc. Keying schedule is required.

      10. Verified dimensions of all built-in equipment (file cabinets, lockers, plan files, etc.)

      11. Location and weights of storage files.

      12. Location of any special soundproofing requirements.

      13. Location and details of special floor areas exceeding 50 pounds of live load per square foot.

      14. All structural, mechanical, plumbing and electrical drawings, to be prepared by the base building consulting engineers, necessary to complete the Premises in accordance with Tenant's Plans.

      15. All drawings to be uniform size (30" x 46") and shall incorporate the standard project electrical and plumbing symbols and be at a scale of 1/8" = 1' or larger.

      16. All drawings shall be stamped by an architect (or, where applicable, an engineer) licensed in the jurisdiction in which the TPR Properties are located and without limiting the foregoing, shall be sufficient in all respects for submission to applicable authorization in connection with a building permit application.

      17. Landlord's approval of the plans, drawings, specifications or other submissions in respect of any work, addition, alteration or improvement to be undertaken by or on behalf of Tenant shall create no liability or responsibility on the part of Landlord for their completeness, design sufficiency or compliance with requirements of any applicable laws, rules or regulations of any governmental or quasi-governmental agency, board or authority.

                                  EXHIBIT IR

                      CONTRACTOR'S INSURANCE REQUIREMENTS


      Building:

      Tenant:

      Premises:

      The undersigned contractor or subcontractor ("Contractor") has been hired by the tenant or occupant (hereinafter called "Tenant") of the Building named above or by Tenant's contractor to perform certain work ("Work") for Tenant in the Premises identified above. Contractor and Tenant have requested the undersigned landlord ("Landlord") to grant Contractor access to the Building and its facilities in connection with the performance of the Work and Landlord agrees to grant such access to Contractor upon and subject to the following terms and conditions:

      1. Contractor agrees to indemnify and save harmless the Landlord, Leggat McCall Properties Management Company L.P., and their respective officers, employees and agents and their affiliates, subsidiaries and partners, and each of them, from and with respect to any claims, demands, suits, liabilities, losses and expenses, including reasonable attorneys' fees, arising out of or in connection with the Work (and/or imposed by law upon any or all of them) because of personal injuries, bodily injury (including death at any time resulting therefrom) and loss of or damage to property, including consequential damages, whether such injuries to person or property are claimed to be due to negligence of the Contractor, Tenant, Landlord or any other party entitled to be indemnified as aforesaid except to the extent specifically prohibited by law (and any such prohibition shall not void this Agreement but shall be applied only to the minimum extent required by law).

      2. Contractor shall provide and maintain at its own expense, until completion of the Work, the following insurance:

      (a) Workmen's Compensation and Employers, Liability Insurance covering each and every workman employed in, about or upon the Work, as provided for in each and every statute applicable to Workmen's Compensation and Employers' Liability Insurance.

      (b) Commercial General Liability Insurance including coverages for Protective and Contractual Liability (to specifically include coverage for the indemnification clause of this Agreement) for not less than the following limits:

      Bodily Injury:

          $3,000,000 per person
          $10,000,000 per
          occurrence

      Property Damage:
          $3,000,000 per occurrence
          $5,000,000 aggregate

      (c) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) for not less than the following limits:

      Bodily Injury:
          $1,000,000 per person
          $1,000,000 per occurrence

      Property Damage:
          $1,000,000 per occurrence

          Contractor shall furnish a certificate from its insurance carrier or carriers to the Building office before commencing the Work, showing that it has complied with the above requirements regarding insurance and providing that the insurer will give Landlord ten (10) days' prior written notice of the cancellation of any of the foregoing policies.

      3. Contractor shall require all of its subcontractors engaged in the Work to provide the following insurance:

      (a) Comprehensive General Liability Insurance including Protective and Contractual Liability coverages with limits of liability at least equal to the limits stated in paragraph 2(b).

      (b) Comprehensive Automobile Liability Insurance (covering all owned, non-owned and/or hired motor vehicles to be used in connection with the Work) with limits of liability at least equal to the limits stated in paragraph 2(c).

      Upon the request of Landlord, Contractor shall require all of its subcontractors engaged in the Work to execute an Insurance Requirements agreement in the same form as this Agreement.

      Agreed to and executed this day of               , 19  .

                                             Contractor:  Landlord:

                                             By:

                                             By:
                                                --------------------------------

                                             By:
                                                --------------------------------

                                 EXHIBIT SNDA

            NON-DISTURBANCE, ATTORNMENT AND SUBORDINATION AGREEMENT
            -------------------------------------------------------


      THIS AGREEMENT is made and entered into as of this ____ day of_______ 1998, by and among BANK BOSTON, a national banking association (hereinafter called the "Lender"), LYCOS, INC., a ______________________ (hereinafter called the "Tenant") and 400/460 TOTTEN POND ROAD LIMITED PARTNERSHIP, a Delaware limited partnership (hereinafter called the "Landlord").

                                  WITNESSETH:

      WHEREAS, Landlord owns certain real property located in Middlesex County, Massachusetts, and more particularly described in Exhibit A attached hereto and made a part hereof (said property being hereinafter called the "Property"); and

      WHEREAS, Landlord and Tenant made and entered into that certain Lease, dated as of _________________________, 1998 with respect to certain premises constituting the entire building known as 400-2 Totten Pond Road, Waltham, Massachusetts, notice of which is recorded herewith or prior hereto (said Lease being hereinafter called the "Lease" and said premises being hereinafter called the "Leased Premises"); and

      WHEREAS, on or about May ___, 1995, Landlord entered into and delivered that certain Mortgage and Security Agreement in favor of Lender, which was recorded in the Middlesex County Registry of Deeds in Book _______, Page _______ (said Mortgage and Security Agreement being hereinafter called the "Security Deed"), conveying the Property to secure the payment of the indebtedness described in the Security Deed; and

      WHEREAS, on or about May ____ 1995, Landlord entered into and delivered that certain Assignment of Leases and Rents in favor of Lender, which was recorded in the Middlesex County Registry of Deeds in Book _____, Page _____ (said Assignment of Leases and Rents being hereinafter called the "Assignment of Leases"), assigning all of Landlord's right, title and interest as lessor under the Lease to further secure the indebtedness described in the Security Deed; and

      WHEREAS, the parties hereto desire to enter into this Non-Disturbance, Attornment and Subordination Agreement;

      NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Tenant and Landlord hereby covenant and agree as follows:


      1.  Estoppel.    Tenant hereby certifies to Lender that (i) the Lease, as
          --------
described above, is the true, correct and complete Lease, and has not been modified or amended and constitutes the entire agreement between Landlord and Tenant, and (ii) as far as is known to Tenant, there are no defaults of Landlord under the Lease and there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default under the Lease and/or allow Tenant to terminate the Lease.

      2.  Non-Disturbance.  So long as no default on the part of Tenant exists
          ---------------
under the Lease and continues beyond the expiration of any applicable periods of notice and grace, nor any other event has occurred, which has continued to exist beyond the expiration of any applicable periods of notice and grace, as would entitle the Landlord to terminate the Lease or would cause, without any further action on the part of Landlord, the termination of the Lease or would entitle the Landlord to dispossess the Tenant thereunder, the Lease shall not be terminated, nor shall such Tenant's use, possession or enjoyment of the Leased Premises or rights under the Lease be adversely affected in any foreclosure or other action or proceeding in the nature of foreclosure, instituted under or in connection with the Security Deed, or, in case Lender takes possession of the Property pursuant to any provisions of the Security Deed or the Assignment of Leases, unless the Landlord under the Lease would have had such right if the Security Deed or the Assignment of Leases had not been made. Neither the person or entity acquiring the interest of the lessor under the Lease as a result of any such action or proceeding or by way of any deed in lieu of any such action or proceeding (hereinafter called the "Purchaser") nor Lender, if Lender takes possession of the Property or otherwise succeeds to the lessor's interest under the Lease, shall be: (a) liable for any act or omission of any prior lessor under the Lease; or (b) liable for the return of any security deposit which Tenant under the Lease has paid to any prior lessor under the Lease, except to the extent that the amount thereof is turned over to the Purchaser or the Lender, as the case may be; or (c) subject to any offsets or defenses which the Tenant under the Lease might have against any prior lessor under the Lease; or
(d) bound by the payment of any base rent, percentage rent or any other payments which the Tenant under the Lease might have paid for more than the current month to any prior lessor under the Lease; or (e) bound by any amendment or modification of the Lease made without Lender's prior written consent; or (f) bound by any consent by any lessor under the Lease to any assignment of the lessee's interest in the Lease or sublease of all or any portion of the Leased Premises made without Lender's prior written consent; or (g) personally liable for any default under the Lease or any covenant or obligation on its part to be performed thereunder as lessor, it being acknowledged that Tenant's sole remedy in the event of such default shall be to proceed against Purchaser's or Lender's interest in the Property. Notwithstanding anything contained herein to be contrary, if Lender or any Purchaser succeeds to the lessor's interests under the Lease, such party shall have absolutely no obligation to perform any leasehold improvements or other construction obligations in the Leased Premises on the part of Landlord to have been performed, provided that if such party does not perform such obligations within a reasonable time after such succession, then Tenant shall have the right either: (i) to terminate the Lease and to pursue any and all legal remedies it may have against Landlord and/or any third parties other than Lender or Purchaser; or (ii) upon the receipt of the prior written consent, if required, from such party's lender, if any, to perform the work to have been performed by Landlord, and to withhold from subsequent payments of rent, additional rent and other amounts to be paid by Tenant an amount equal to any monetary contribution or reimbursement that Landlord would have been required to pay under the Lease in respect of such construction work.

      3.  Attornment.    Unless the Lease is terminated in accordance with
          -----------
Paragraph 2, if the interests of the lessor under the Lease shall be transferred by reason of the exercise of the power of sale contained in the Security Deed (if applicable), or by any foreclosure or other proceeding for enforcement of the Security Deed, or by deed in lieu of foreclosure or such other proceeding, or if Lender takes possession of the Property pursuant to any provisions of the Security Deed or the Assignment of Leases, the lessee thereunder shall be bound to the Purchaser or Lender, as the case may be, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Lease, with the same force and effect as if the Purchaser or Lender were the lessor under the Lease, and Tenant does hereby attorn to the Purchaser or Lender, as the case may be (if it takes possession of the Property), as its lessor under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon the succession by Purchaser to the interest of the lessor under the Lease or the taking of possession of the Property by Lender. Nevertheless, Tenant shall, from time to time, execute and deliver such instruments evidencing such attornment as Purchaser or Lender may require. The respective rights and obligations of Purchaser, Lender and of Tenant upon such attornment, to the extent of the then remaining balance of the term of the Lease and any extensions and renewals, shall be and are the same as now set forth in the Lease except as otherwise expressly provided in Paragraph 2.

      4.  Subordination.  Tenant hereby subordinates all of its right, title and
          -------------
interest as lessee under the Lease to the right, title and interest of Lender under the Security Deed, and Tenant further agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Security Deed (including, without limitation, the casualty and condemnation provisions of the Lease, which are hereby specifically subordinated to the Security Deed) and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Security Deed.

      5.  Assignment of Leases. Tenant hereby acknowledges that all of
          --------------------
Landlord's right, title and interest as lessor under the Lease is being duly assigned to Lender pursuant to the terms of the Assignment of Leases, and that pursuant to the terms thereof all rental payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is otherwise notified in writing by Lender. Upon receipt of any such written notice from Lender, Tenant covenants and agrees to make payment of all rental payments then due or to become due under the Lease directly to Lender or to Lender's agent designated in such notice and to continue to do so until otherwise notified in writing by Lender. Landlord hereby irrevocably directs and authorizes Tenant to make rental payments directly to Lender following receipt of such notice, and covenants and agrees that Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Security Deed or the Assignment of Leases or the indebtedness secured thereby, and notwithstanding any notice or claim of Landlord to the contrary, and that Landlord shall have no right or claim against Tenant for or by reason of any rental payments made by Tenant to Lender following receipt of such notice. Tenant further acknowledges and agrees: (a) that under the provisions of the Assignment of Leases, the Lease cannot be terminated (nor can Landlord accept any surrender of the Lease) or modified in any of its terms, or consent be given to the waiver or release of Tenant from the performance or observance of any obligation under the Lease, without the prior written consent of Lender, and without such consent no rent may be collected or accepted by Landlord more than one month in advance; and (b) that the interest of Landlord as lessor under the Lease has been assigned to Lender for the purposes specified in the Assignment of Leases, and Lender assumes no duty, liability or obligation under the Lease, except only under the circumstances, terms and conditions specifically set forth in the Assignment of Leases.

      6.  Notice of Default by Lessor.  Tenant, as lessee under the Lease,
          ---------------------------
hereby covenants and agrees to give Lender written notice properly specifying wherein the lessor under the Lease has failed to perform any of the covenants or obligations of the lessor under the Lease, simultaneously with the giving of any notice of such default to the lessor under the provisions of the Lease. Tenant agrees that Lender shall have the right, but not the obligation, within the time period specified in the Lease (but in no event less than thirty (30) days) for cure by Landlord (or within such additional time as is reasonably required to cure any such default, provided Lender shall be diligently prosecuting the same) to correct or remedy, or cause to be corrected or remedied, each such default before Tenant may take any action under the Lease by reason of such default. Such notices to Lender shall be delivered in duplicate to:

          The First National Bank of Boston
          100 Federal Street
          Boston, Massachusetts 02110
          Attn: Real Estate Division

with a copy to:

          Goulston & Storrs
          400 Atlantic Avenue
          Boston, MA 02110
          Attn: First National Bank of Boston

or to such other address as the Lender shall have designated to Tenant by giving written notice to Tenant at ________________________________________, Attention:
_____________________________, with a copy to Michael J. Riccio, Esq., Hutchins, Wheeler & Dittmar, 101 Federal Street, Boston, MA 02110, or to such other address as may be designated by written notice from Tenant to Lender.

      7.  No Further Subordination. Except as expressly provided to the contrary
          ------------------------
in Paragraph 4 hereof, Landlord and Tenant covenant and agree with Lender that there shall be no further subordination of the interest of lessee under the Lease to any lender or to any other party without first obtaining the prior written consent of Lender. Any attempt to effect a further subordination of lessee's interest under the Lease without first obtaining the prior written consent of Lender shall be null and void.

      8.  As to Landlord and Tenant. As between Landlord and Tenant, Landlord
          -------------------------
and Tenant covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Lease.

      9.  As to Landlord and Lender.  As between Landlord and Lender, Landlord
          -------------------------
and Lender covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Security Deed or the Assignment of Leases.

      10. Title of Paragraphs. The titles of the paragraphs of this agreement
          -------------------
are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

      11. Governing Law  This agreement shall be governed by and construed in
          -------------
accordance with the laws of the Commonwealth of Massachusetts.

      12. Provisions Binding. The terms and provisions hereof shall be binding
          ------------------
upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lender, Tenant and Landlord. The reference contained to successors and assigns of Tenant is not intended to constitute and does not constitute a consent by Landlord or Lender to an assignment by Tenant, but has reference only to those instances in which the lessor under the Lease and Lender shall have given written consent to a particular assignment by Tenant thereunder.

      IN WITNESS WHEREOF, the parties have hereunto set their respective hands and seals as of the day, month and year first above written.

                         LENDER:
                         BANK BOSTON, a national banking association


                         By:
                            ----------------------------------------
                         Title:



                         TENANT:
                         LYCOS, INC.



                         By:
                            ----------------------------------------
                         Title:



                         LANDLORD

                         400/460 TOTTEN POND ROAD LIMITED PARTNERSHIP, a Delaware limited partnership

                         By:     Leggat McCall Properties, Inc., general partner


                         By:
                            ----------------------------------------
                         Title:

COMMONWEALTH OF MASSACHUSETTS
COUNTY OF ______________                                __________________, 1998


      Then personally appeared the above-named ____________________________, the duly authorized ________________________________ of Bank Boston, and
acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Bank Boston, before me


                                    -------------------------------------
                                    Notary Public
                                    My commission expires:


COMMONWEALTH OF MASSACHUSETTS
COUNTY OF _________________                             __________________, 1998

      Then personally appeared the above-named ______________, the duly authorized _______________ of Lycos, Inc., and acknowledged the foregoing instrument to be his/her free act and deed and the free act and deed of Lycos, Inc., before me


                                    -------------------------------------
                                    Notary Public
                                    My commission expires:


COMMONWEALTH OF MASSACHUSETTS
COUNTY OF ___________________                            _________________, 1998

      Then personally appeared the above-named
_______________________________________, _________________________ of Leggat
McCall Properties, Inc., in its capacity as general partner of 400/460 Totten Pond Road Limited Partnership, and acknowledged the foregoing to be the free act and deed of 400/460 Totten Pond Road Limited Partnership, before me


                                    ----------------------------------------
                                    Notary Public

                                  EXHIBIT LOC
                          [FORM OF LETTER OF CREDIT]


                                                         ISSUANCE DATE:

BENEFICIARY:     [Name of Landlord]

          ---------------------------              IRREVOCABLE

          ---------------------------              STANDBY LETTER
          Attn:                                    OF CREDIT NO:
               ----------------------
          ("Landlord")

ACCOUNTEE/APPLICANT:                                         CREDIT AMOUNT:
          [Tenant]
          [Address]                                               DATE AND PLACE
          Boston, MA 02109                                 OF EXPIRY:
               Attn:                            Boston, MA, ______________, 19__

Ladies and Gentlemen:

      We hereby establish our irrevocable Letter of Credit in your favor for account of the Applicant for an amount of ______________________ Dollars US (US$______________.00), available by your draft(s) on ourselves at sight, accompanied by:

      Beneficiary's statement, signed by a purportedly authorized officer/official of the Beneficiary, as follows:

          "Beneficiary is entitled under the terms and conditions of that certain Lease dated as of ____________, 199__, between Beneficiary and Accountee, to draw ________________ US Dollars (US$_______.___), representing all or a portion of the balance under [Name of Bank] Letter of Credit No._____________, and to hold or apply the same in accordance with the Lease."

      It is a condition of this Letter of Credit that it shall be deemed automatically extended, without amendment, for an additional period of one year from the present or any future Date of Expiry unless, not later than sixty (60) days prior to any such date, we shall advise you by Certified or Registered mail, postage prepaid, return receipt requested, that we elect not to so extend this Letter of Credit for any such additional period, in which case this Letter of Credit shall expire on the then-scheduled Date of Expiry. Upon receipt of any such notice, you may draw hereunder your sight draft on ourselves. In no event shall this Letter of Credit extend beyond 11:59 p.m. Boston time, ___________________, 199__.

      Reference in this Letter of Credit to the Lease dated ________________, 199__, by and between Beneficiary and Accountee is for identification purposes only. Such Lease is not incorporated herein or made a part of this Letter of Credit.

      All drafts must state "Drawn under [Name of Bank] Letter of Credit No.___________, dated __________________, 19___.

      Except as otherwise expressly stated, this Credit is subject to the "Uniform Customs and Practice for Documentary Credits (19___ Revision), International Chamber of Commerce Publication 500."

      We engage with you that your drafts drawn under and in accordance with the terms and conditions hereof will be duly honored by us if presented at this office, [Address], [City], [State], on or before the Date of Expiry stated above (as the same may be extended in accordance with the terms hereof).


                                Very truly yours,


                                [NAME OF BANK]


                                By:
                                   --------------------------------------------
                                        Authorized Signature

                                  EXHIBIT TS
                         (Tenant Security Provisions)

                                  EXHIBIT KE
                              (Kitchen Equipment)

                                  EXHIBIT GE
                                (Gym Equipment)

                                  EXHIBIT REL
                                  -----------
                        ACKNOWLEDGEMENT AND ASSUMPTION
                        ------------------------------
                              OF RISK AND RELEASE
                              -------------------


      I, ____________________________________, residing at
_________________________________, ___________________ am an employee of Lycos
Inc. ("Tenant"), a tenant at 400-2 Totten Pond Road, Waltham, Massachusetts. I desire to be able to use the physical fitness and conditioning facilities (the "Facilities") being provided by 400/460 Totten Pond Road Limited Partnership (the "Owner") at 400-2 Totten Pond Road in Waltham, Massachusetts (the "Building"). As a material inducement to the Owner and Tenant to allow me to use the Facilities, I have carefully read, considered and understood the following release and signed the same of my own free will. I understand that, by so doing, I am giving up certain legal rights for monetary damages or other compensation, to which I might otherwise be entitled.

      I understand and acknowledge that physical fitness training carries with it a significant risk of physical injury, some of which may be serious or even fatal. I agree that I alone am responsible for my own safety while going to and from and using the Facilities. Being fully aware of the risks, conditions and hazards involved with the proposed activities, for myself and my heirs, successors and assigns, I HEREBY RELEASE AND DISCHARGE the following persons and entities, together with their respective successors and assigns, from any and all damage, liability, responsibility, claims, counterclaims and causes of action, whether now existing or hereafter first accruing, arising directly or indirectly from or as a result of any bodily injury, property damage or death in connection with my use of the Facilities: 400/460 Totten Pond Road Limited Partnership, Leggat McCall Properties, Inc., Leggat McCall Properties Management, L.P., Lycos, Inc. and the employees, directors, officers, partners, limited partners, agents and attorneys of each of the foregoing, and their respective successors and assigns; and I HEREBY EXPRESSLY WAIVE EACH AND EVERY SUCH CLAIM, COUNTERCLAIM AND CAUSE OF ACTION.

      I understand that the Facilities have been provided by the Owner to the Tenant as a complimentary amenity for the Tenant and its employees and invitees, and that the Facilities may be unattended, and that each user of the Facilities is solely responsible for determining which equipment and what level of exercise is appropriate for himself or herself. I hereby represent that I am qualified to make such a judgment for myself. In addition to the releases set forth above, in the event that the Owner or any party described above suffers any loss, cost, damage or expense as a result, direct or indirect, of my use of the Facilities, I WILL INDEMNIFY AND HOLD SUCH PARTY HARMLESS FROM AND AGAINST THE SAME, including without limitation the costs and fees reasonably incurred in defending any claim.

  IN WITNESS WHEREOF, I have signed this Acknowledgment and Assumption of Risk and Release, under seal, this _____ day of ______________, 199___.


Witness:



------------------------------                 -------------------------------
Name:                                     Name:
     -------------------------
Address:
        ----------------------

------------------------------